Exhibit 10.26

Commercial Contract Florida Realtors®

1*	1. PARTIES AND PROPERTY:	HCI Holdings LLC or assigns	(“Buyer”)

2*	agrees to buy and	Rice Family Holdings, LLLP, John’s Pass Marina, Inc., Gators on the Pass, Inc.	(“Seller”)

3*	agrees to sell the property as: Street Address:

4*	NOT APPLICABLE

5*	Legal Description:	SEE EXHIBIT A

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7*	and the following Personal Property:	SEE ADDENDUM

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9	(all collectively referred to as the “Property”) on the terms and conditions set forth below.

10*	2. PURCHASE PRICE:	$ 8,100,000.00

11*	(a) Deposit held in escrow by	Seminole Title Company	$ 200,000.00
12		(“Escrow Agent”) (checks are subject to actual and final collection)

13*	Escrow Agent’s address:	8640 Seminole Blvd. Seminole, FL 33772	Phone: 727-392-5906

14*	(b) Additional deposit to be made to Escrow Agent within days after Effective Date	$

15*	(c) Additional deposit to be made to Escrow Agent within days after Effective Date	$

16*	(d) Total financing (see Paragraph 5)	$

17*	(e) Other	$

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(f) All deposits will be credited to the purchase price at closing. Balance to close, subject to adjustments and prorations, to be paid with locally drawn cashier’s or official bank check(s) or wire transfer.

19*	$ 7,900,000.00
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21	3. TIME FOR ACCEPTANCE; EFFECTIVE DATE; COMPUTATION OF TIME: Unless this offer is signed by Seller and Buyer and an executed copy delivered to all parties on or before March 9, 2012, this offer will be withdrawn and the Buyer’s deposit, if any, will be returned. The time for acceptance of any counter offer will be 3 days from the date the counter offer is delivered. The “Effective Date” of this Contract is the date on which the last one of the Seller and Buyer has signed or initialed and delivered this offer or the final counter offer. Calendar days will be used when computing time periods, except time periods of 5 days or less. Time periods of 5 days or less will be computed without including Saturday, Sunday, or national legal holidays. Any time period ending on a Saturday, Sunday, or national legal holiday will extend until 5:00 p.m of the next business day. Time is of the essence in this Contract.
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30	4. CLOSING DATE AND LOCATION:

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(a) Closing Date: This transaction will be closed on or before March 23, 2012 (Closing Date), unless specifically extended by other provisions of this Contract. The Closing Date will prevail over all other time periods including, but not limited to, Financing and Due Diligence periods. In the event insurance underwriting is suspended on Closing Date and Buyer is unable to obtain property insurance, Buyer may postpone closing up to 5 days after the insurance underwriting suspension is lifted.

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36*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 1 of 8 Pages.

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37*	(b) Location: Closing will take place in Pinellas County, Florida. (If left blank, closing will take place in the county where the property is located.) Closing may be conducted by mail or electronic means.
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39	5. THIRD PARTY FINANCING:
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BUYER’S OBLIGATION: Within N/A days (5 days if left blank) after Effective Date, Buyer will apply for third party financing in an amount not to exceed      % of the purchase price or $         , with a fixed interest rate not to exceed     % per year with an initial variable interest rate not to exceed     %, with points or commitment or loan fees not to exceed     % of the principal amount, for a term of          years, and amortized over          years, with additional terms as follows:

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46	Buyer will timely provide any and all credit, employment, financial and other information reasonably required by any lender. Buyer will use good faith and reasonable diligence to (i) obtain Loan Approval within days (45 days if left blank) from Effective Date (Loan Approval Date), (ii) satisfy terms and conditions of the Loan Approval, and (iii) close the loan. Buyer will keep Seller and Broker fully informed about loan application status and authorizes the mortgage broker and lender to disclose all such information to Seller and Broker. Buyer will notify Seller immediately upon obtaining financing or being rejected by a lender. CANCELLATION: If Buyer, after using good faith and reasonable diligence, fails to obtain Loan Approval by Loan Approval Date, Buyer may within days (3 days if left blank) deliver written notice to Seller stating Buyer either waives this financing contingency or cancels this Contract. If Buyer does neither, then Seller may cancel this Contract by delivering written notice to Buyer at any time thereafter. Unless this financing contingency has been waived, this Contract shall remain subject to the satisfaction, by closing, of those conditions of Loan Approval related to the Property. DEPOSIT(S) (for purposes of Paragraph 5 only): If Buyer has used good faith and reasonable diligence but does not obtain Loan Approval by Loan Approval Date and thereafter either party elects to cancel this Contract as set forth above or the lender fails or refuses to close on or before the Closing Date without fault on Buyer’s part, the Deposit(s) shall be returned to Buyer, whereupon both parties will be released from all further obligations under this Contract, except for obligations stated herein as surviving the termination of this Contract. If neither party elects to terminate this Contract as set forth above or Buyer fails to use good faith or reasonable diligence as set forth above, Seller will be entitled to retain the Deposit(s) if the transaction does not close.
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6. TITLE: Seller has the legal capacity to and will convey marketable title to the Property by ☒ statutory warranty deed ☐ other                                         , free of liens, easements and encumbrances of record or known to Seller, but subject to property taxes for the year of closing; covenants, restrictions and public utility easements of record; existing zoning and governmental regulations; and (list any other matters to which title will be subject)

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68*	SEE ATTACHED TITLE COMMITMENT DATED FEBRUARY 20, 2012 appears in Exhibit B
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70	provided there exists at closing no violation of the foregoing and none of them prevents Buyer’s intended use of the
71*	Property as	SEE ADDENDUM	.

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(a) Evidence of Title: The party who pays the premium for the title insurance policy will select the closing agent and pay for the title search and closing services. Seller will, at (check one) ☒ Seller’s ☐ Buyer’s expense and within N/A days ☐ after Effective Date ☐ or at least      days before Closing Date deliver to Buyer (check one)

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☒ (i.) a title insurance commitment by a Florida licensed title insurer setting forth those matters to be discharged by Seller at or before Closing and, upon Buyer recording the deed, an owner’s policy in the amount of the purchase price for fee simple title subject only to exceptions stated above. If Buyer is paying for the evidence of title and Seller has an owner’s policy, Seller will deliver a copy to Buyer within 15 days after Effective Date.

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☐ (ii.) an abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm. However, if such an abstract is not available to Seller, then a prior owner’s title policy acceptable to the proposed insurer as a base for reissuance of coverage may be used. The prior policy will include copies of all policy exceptions and an update in a format acceptable to Buyer from the policy effective date and certified to Buyer or Buyer’s closing agent together with copies of all documents recited in the prior policy and in the update. If such an abstract or prior policy is not available to Seller then (i.) above will be the evidence of title.

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(b) Title Examination: Buyer will, within 15 days from receipt of the evidence of title deliver written notice to Seller of title defects. Title will be deemed acceptable to Buyer if (1) Buyer fails to deliver proper notice of defects or

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89*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 2 of 8 Pages.

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(2) Buyer delivers proper written notice and Seller cures the defects within 10 days from receipt of the notice (“Curative Period”). If the defects are cured within the Curative Period, closing will occur within 10 days from receipt by Buyer of notice of such curing. Seller may elect not to cure defects if Seller reasonably believes any defect cannot be cured within the Curative Period. If the defects are not cured within the Curative Period, Buyer will have 10 days from receipt of notice of Seller’s inability to cure the defects to elect whether to terminate this Contract or accept title subject to existing defects and close the transaction without reduction in purchase price.

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96	(c) Survey: (check applicable provisions below)
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☒ (i.) Seller will, within 2 days from Effective Date, deliver to Buyer copies of prior surveys, plans, specifications, and engineering documents, if any, and the following documents relevant to this transaction:

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prepared for Seller or in Seller’s possession, which show all currently existing structures. In the event this transaction does not close, all documents provided by Seller will be returned to Seller within 10 days from the date this Contract is terminated.

☒ Buyer will, at ☐ Seller’s ☒ Buyer’s expense and within the time period allowed to deliver and examine title evidence, obtain a current certified survey of the Property from a registered surveyor. If the survey reveals encroachments on the Property or that the improvements encroach on the lands of another, ☒ Buyer will accept the Property with existing encroachments ☐ such encroachments will constitute a title defect to be cured within the Curative Period.

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108	(d) Ingress and Egress: Seller warrants that the Property presently has ingress and egress.
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7. PROPERTY CONDITION: Seller will deliver the Property to Buyer at the time agreed in its present “as is” condition, ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. Seller makes no warranties other than marketability of title. In the event that the condition of the Property has materially changed since the expiration of the Due Diligence Period, Buyer may elect to terminate the Contract and receive a refund of any and all deposits paid, plus interest, if applicable. By accepting the Property “as is”, Buyer waives all claims against Seller for any defects in the Property. (Check (a) or (b))

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115	☐ (a) As Is: Buyer has inspected the Property or waives any right to inspect and accepts the Property in its “as is” condition.
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☒ (b) Due Diligence Period: Buyer will, at Buyer’s expense and within 21 days from Effective Date (“Due Diligence Period”), determine whether the Property is suitable, in Buyer’s sole and absolute discretion, for Buyer’s intended use and development of the Property as specified in Paragraph 6. During the Due Diligence Period, Buyer may conduct any tests, analyses, surveys and investigations (“Inspections”) which Buyer deems necessary to determine to Buyer’s satisfaction the Property’s engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, state and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that Buyer deems appropriate to determine the suitability of the Property for Buyer’s intended use and development. Buyer will deliver written notice to Seller prior to the expiration of the Due Diligence Period of Buyer’s determination of whether or not the Property is acceptable. Buyer’s failure to comply with this notice requirement will constitute acceptance of the Property in its present “as is” condition. Seller grants to Buyer, its agents, contractors and assigns, the right to enter the Property at any time during the Due Diligence Period for the purpose of conducting Inspections; provided, however, that Buyer, its agents, contractors and assigns enter the Property and conduct Inspections at their own risk. Buyer will indemnify and hold Seller harmless from losses, damages, costs, claims and expenses of any nature, including attorneys’ fees at all levels, and from liability to any person, arising from the conduct of any and all inspections or any work authorized by Buyer. Buyer will not engage in any activity that could result in a mechanic’s lien being filed against the Property without Seller’s prior written consent. In the event this transaction does not close, (1) Buyer will repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) Buyer will, at Buyer’s expense release to Seller all reports and other work generated as a result of the Inspections. Should Buyer deliver timely notice that the Property is not acceptable, Seller agrees that Buyer’s deposit will be immediately returned to Buyer and the Contract terminated.

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141	(c) Walk-through Inspection: Buyer may, on the day prior to closing or any other time mutually agreeable to the
142*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 3 of 8 Pages.

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143	parties, conduct a final “walk-through” inspection of the Property to determine compliance with this paragraph and to ensure that all Property is on the premises.
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145	8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller will continue to operate the Property and any business conducted on the Property in the manner operated prior to Contract and will take no action that would adversely impact the Property, tenants, lenders or business, if any. Any changes, such as renting vacant space, that materially affect the Property or Buyer’s intended use of the Property will be permitted ☒ only with Buyer’s consent ☐ without Buyer’s consent.
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150	9. CLOSING PROCEDURE: Unless otherwise agreed or stated herein, closing procedure shall be in accordance with the norms where the Property is located.
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(a) Possession and Occupancy: Seller will deliver possession and occupancy of the Property to Buyer at closing. Seller will provide keys, remote controls, and any security/access codes necessary to operate all locks, mailboxes, and security systems.

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(b) Costs: Buyer will pay Buyer’s attorneys’ fees, taxes and recording fees on notes, mortgages and financing statements and recording fees for the deed. Seller will pay Seller’s attorneys’ fees, taxes on the deed and recording fees for documents needed to cure title defects. If Seller is obligated to discharge any encumbrance at or prior to closing and fails to do so, Buyer may use purchase proceeds to satisfy the encumbrances.

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(c) Documents: Seller will provide the deed; bill of sale; mechanic’s lien affidavit; originals of those assignable service and maintenance contracts that will be assumed by Buyer after the Closing Date and letters to each service contractor from Seller advising each of them of the sale of the Property and, if applicable, the transfer of its contract, and any assignable warranties or guarantees received or held by Seller from any manufacturer, contractor, subcontractor, or material supplier in connection with the Property; current copies of the condominium documents, if applicable; assignments of leases, updated rent roll; tenant and lender estoppels letters; tenant subordination, non-disturbance and attornment agreements (SNDAs) required by the Buyer or Buyer’s lender; assignments of permits and licenses; corrective instruments; and letters notifying tenants of the change in ownership/rental agent. If any tenant refuses to execute an estoppels letter, Seller will certify that information regarding the tenant’s lease is correct. If Seller is an entity, Seller will deliver a resolution of its Board of Directors authorizing the sale and delivery of the deed and certification by the appropriate party certifying the resolution and setting forth facts showing the conveyance conforms to the requirements of local law. Seller will transfer security deposits to Buyer. Buyer will provide the closing statement, mortgages and notes, security agreements, and financing statements.

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(d) Taxes and Prorations: Real estate taxes, personal property taxes on any tangible personal property, bond payments assumed by Buyer, interest, rents (based on actual collected rents), association dues, insurance premiums acceptable to Buyer, and operating expenses will be prorated through the day before closing. If the amount of taxes for the current year cannot be ascertained, rates for the previous year will be used with due allowance being made for improvements and exemptions. Any tax proration based on an estimate will, at request of either party, be readjusted upon receipt of current year’s tax bill; this provision will survive closing.

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(e) Special Assessment Liens: Certified, confirmed, and ratified special assessment liens as of the Closing Date will be paid by Seller. If a certified, confirmed, and ratified special assessment is payable in installments, Seller will pay all installments due and payable on or before the Closing Date, with any installment for any period extending beyond the Closing Date prorated, and Buyer will assume all installments that become due and payable after the Closing Date. Buyer will be responsible for all assessments of any kind which become due and owing after Closing Date, unless an improvement is substantially completed as of Closing Date. If an improvement is substantially completed as of the Closing Date but has not resulted in a lien before closing, Seller will pay the amount of the last estimate of the assessment. This subsection applies to special assessment liens imposed by a public body and does not apply to condominium association special assessments.

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(f) Foreign Investment in Real Property Tax Act (FIRPTA): If Seller is a “foreign person” as defined by FIRPTA, Seller and Buyer agree to comply with Section 1445 of the Internal Revenue Code. Seller and Buyer will complete, execute, and deliver as directed any instrument, affidavit, or statement reasonably necessary to comply with the FIRPTA requirements, including delivery of their respective federal taxpayer identification numbers or

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192*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 4 of 8 Pages.

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193	Social Security Numbers to the closing agent. If Buyer does not pay sufficient cash at closing to meet the withholding requirement, Seller will deliver to Buyer at closing the additional cash necessary to satisfy the requirement.
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196	10. ESCROW AGENT: Seller and Buyer authorize Escrow Agent or Closing Agent (collectively “Agent’) to receive, deposit, and hold funds and other property in escrow and, subject to collection, disburse them in accordance with the terms of this Contract. The parties agree that Agent will not be liable to any person for misdelivery of escrowed items to Seller or Buyer, unless the misdelivery is due to Agent’s willful breach of this Contract or gross negligence. If Agent has doubt as to Agent’s duties or obligations under this Contract, Agent may, at Agent’s option, (a) hold the escrowed items until the parties mutually agree to its disbursement or until a court of competent jurisdiction or arbitrator determines the rights of the parties or (b) deposit the escrowed items with the clerk of the court having jurisdiction over the matter and file an action in interpleader. Upon notifying the parties of such action, Agent will be released from all liability except for the duty to account for items previously delivered out of escrow. If Agent is a licensed real estate broker, Agent will comply with Chapter 475, Florida Statutes. In any suit in which Agent interpleads the escrowed items or is made a party because of acting as Agent hereunder, Agent will recover reasonable attorney’s fees and costs incurred, with these amounts to be paid from and out of the escrowed items and charged and awarded as court costs in favor of the prevailing party.
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209	11. CURE PERIOD: Prior to any claim for default being made, a party will have an opportunity to cure any alleged default. If a party fails to comply with any provision of this Contract, the other party will deliver written notice to the non-complying party specifying the non-compliance. The non-complying party will have days (5 days if left blank) after delivery of such notice to cure the non-compliance. Notice and cure shall not apply to failure to close.
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213	12. RETURN OF DEPOSIT: Unless otherwise specified in the Contract, in the event any condition of this Contract is not met and Buyer has timely given any required notice regarding the condition having not been met, Buyer’s deposit will be returned in accordance with applicable Florida Laws and regulations.
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216	13. DEFAULT:

217	(a) In the event the sale is not closed due to any default or failure on the part of Seller other than failure to make the title marketable after diligent effort, Buyer may either (1) receive a refund of Buyer’s deposit(s) or (2) seek specific performance. If Buyer elects a deposit refund, Seller will be liable to Broker for the full amount of the brokerage fee.
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221	(b) In the event the sale is not closed due to any default or failure on the part of Buyer, Seller may either (1) retain all deposit(s) paid or agreed to be paid by Buyer as agreed upon liquidated damages, consideration for the execution of this Contract, and in full settlement of any claims, upon which this Contract will terminate or (2) seek specific performance, if Seller retains the deposit, Seller will pay the Brokers named in Paragraph 20 fifty percent of all forfeited deposits retained by Seller (to be split equally among the Brokers) up to the full amount of the brokerage fee. If Buyer fails to timely place a deposit as required by this Contract, Seller may either (1) terminate the Contract and seek the remedy outlined in this subparagraph or (2) proceed with the Contract without waiving any remedy for Buyer’s default.
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229	14. ATTORNEY’S FEES AND COSTS: In any claim or controversy arising out of or relating to this Contract, the prevailing party, which for purposes of this provision will include Buyer, Seller and Broker, will be awarded reasonable attorneys’ fees, costs, and expenses.
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232	15. NOTICES: All notices will be in writing and may be delivered by mail, overnight courier, personal delivery, or electronic means. Parties agree to send all notices to addresses specified on the signature page(s). Any notice, document, or item given by or delivered to an attorney or real estate licensee (including a transaction broker) representing a party will be as effective as if given by or delivered to that party.
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236	16. DISCLOSURES:

237	(a) Commercial Real Estate Sales Commission Lien Act: The Florida Commercial Real Estate Sales Commission Lien Act provides that a broker has a lien upon the owner’s net proceeds from the sale of commercial real estate for any commission earned by the broker under a brokerage agreement. The lien upon the owner’s net
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240*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 5 of 8 Pages.

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proceeds is a lien upon personal property which attaches to the owner’s net proceeds and does not attach to any interest in real property. This lien right cannot be waived before the commission is earned.

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(b) Special Assessment Liens Imposed by Public Body: The Property may be subject to unpaid special assessment lien(s) imposed by a public body. (A public body includes a Community Development District.) Such liens, if any, shall be paid as set forth in Paragraph 9(e).

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(c) Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

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250	(d) Energy-Efficiency Rating Information: Buyer acknowledges receipt of the information brochure required by Section 553.996, Florida Statutes.
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252	17. RISK OF LOSS:
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(a) If, after the Effective Date and before closing, the Property is damaged by fire or other casualty, Seller will bear the risk of loss and Buyer may cancel this Contract without liability and the deposit(s) will be returned to Buyer. Alternatively, Buyer will have the option of purchasing the Property at the agreed upon purchase price and Seller will credit the deductible, if any and transfer to Buyer at closing any insurance proceeds, or Seller’s claim to any insurance proceeds payable for the damage. Seller will cooperate with and assist Buyer in collecting any such proceeds. Seller shall not settle any insurance claim for damage caused by casualty without the consent of the Buyer.

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(b) If, after the Effective Date and before closing, any part of the Property is taken in condemnation or under the right of eminent domain, or proceedings for such taking will be pending or threatened, Buyer may cancel this Contract without liability and the deposit(s) will be returned to Buyer. Alternatively, Buyer will have the option of purchasing what is left of the Property at the agreed upon purchase price and Seller will transfer to the Buyer at closing the proceeds of any award, or Seller’s claim to any award payable for the taking. Seller will cooperate with and assist Buyer in collecting any such award.

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18. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise ☐ is not assignable ☒ is assignable. If this Contract may be assigned, Buyer shall deliver a copy of the assignment agreement to the Seller at least 5 days prior to Closing. The terms “Buyer,” “Seller” and “Broker” may be singular or plural. This Contract is binding upon Buyer, Seller and their heirs, personal representatives, successors and assigns (if assignment is permitted).

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19. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between Buyer and Seller. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records.

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278	20. BROKERS: Neither Seller nor Buyer has used the services of, or for any other reason owes compensation to, a licensed real estate Broker other than:
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280*	(a) Seller’s Broker:	NONE		,
281		(Company Name)	(Licensee)
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283		(Address, Telephone, Fax, E-mail)

284*	who ☐ is a single agent ☐ is a transaction broker ☐ has no brokerage relationship and who will be compensated
285*	by ☐ Seller ☐ Buyer ☐ both parties pursuant to ☐ a listing agreement ☐ other (specify)
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287*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 6 of 8 Pages.

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288*	(b) Buyer’s Broker:	NONE	,

289	(Company Name)	(Licensee)

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291	(Address, Telephone, Fax, E-mail)

292*	who ☐ is a single agent ☐ is a transaction broker ☐ has no brokerage relationship and who will be compensated by ☐ Seller’s Broker ☐ Seller ☐ Buyer ☐ both parties pursuant to ☐ an MLS offer of compensation ☐ other (specify)
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295	(collectively referred to as “Broker”) in connection with any act relating to the Property, including but not limited to inquiries, introductions, consultations, and negotiations resulting in this transaction. Seller and Buyer agree to indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including reasonable attorneys’ fees at all levels, and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of Seller or Buyer, which is beyond the scope of services regulated by Chapter 475, Florida Statutes, as amended, or (4) recommendations of or services provided and expenses incurred by any third party whom Broker refers, recommends, or retains for or on behalf of Seller or Buyer.
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303	21. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):
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305*	☐ Arbitration	☐ Seller Warranty	☐ Existing Mortgage
306*	☐ Section 1031 Exchange	☐ Coastal Construction Control Line	☐ Buyer’s Attorney Approval
307*	☐ Property Inspection and Repair	☐ Flood Area Hazard Zone	☐ Seller’s Attorney Approval
308*	☐ Seller Representations	☐ Seller Financing	☒ Other ADDENDUM

309	22. ADDITIONAL TERMS:

310*	All British Petroleum claims will be retained by Setter

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THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE

ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL

FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE

PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE

EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR

REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER

REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF

THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS

AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

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333*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 7 of 8 Pages.

CC-4 Rev. 12/10 ©2010 Florida Association of REALTORS© All Rights Reserved

334	Each person signing this Contract on behalf of a party that is a business entity represents and warrants to the other party that such signatory has full power and authority to enter into and perform this Contract in accordance with its terms and each person executing this Contract and other documents on behalf of such party has been duly authorized to do so.
335
336
337

HCI Holdings LLC or assigns

338*			Date:	3/9/12
339	(Signature of Buyer)

340*	SANJAY MADHU,		Tax ID No:
341	(Typed or Printed Name of Buyer)

342*	Title:	[ILLEGIBLE] / President	Telephone:	(813) 263 5007

343*			Date:	3/9/12
344	(Signature of Buyer)

345*			Tax ID No:
346	(Typed or Printed Name of Buyer)

347*	Title:		Telephone:

348*	Buyer’s Address for purpose of notice: 5300 WEST CYPRESS STREET, STE. 100, TAMPA, FL 33607

349*	Facsimile:		Email:	jmedhu@hcpci.com

Rice Family Holdings, LLLP, John’s Pass Marina, Inc., Gators on the Pass, Inc.

350*			Date:	3/1/12
351	(Signature of Seller)

352*	SIDNEY A. RICE, Mgmr, President, President		Tax ID No:
353	(Typed or Printed Name of Seller)

354*	Title:	MANAGING MEMBER, PRESIDENT, PRESIDENT	Telephone:

355*			Date:	3-9-12
356	(Signature of Seller)

357*	PETER WELLS, Mgmr		Tax ID No:
358	(Typed or Printed Name of Seller)

359*	Title:	MANAGING MEMBER	Telephone:

360*	Seller’s Address for purpose of notice: c/o DELOACH & HOFSTRA, PA, 8640 SEMINOLE BOULEVARD, SEMINOLE, FL 33772

361*	Facsimile:		Email:

The Florida Association of REALTORS© makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS® and who subscribe to its Code of Ethics.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means including facsimile or computerized forms.

362*	Buyer and Seller acknowledge receipt of a copy of this page, which is Page 8 of 8 Pages.

CC-4 Rev. 12/10 ©2010 Florida Association of REALTORS© All Rights Reserved

ADDENDUM TO CONTRACT

SELLER:	RICE FAMILY HOLDINGS, LLLP, a Florida limited liability partnership JOHN’S PASS MARINA, INC., a Florida corporation GATORS ON THE PASS, INC., a Florida corporation

BUYER:	HCI HOLDINGS, LLC, a Florida limited liability company, or assigns

REAL PROPERTY:	SEE EXHIBIT “A”

DATE:	MARCH 9, 2012

This Addendum is made part of the Contract concerning the property referenced above.

General Provisions:

1. Title Company. Seminole Title Company shall be the escrow agent and closing agent, and shall issue the title insurance.

2. Brokers. The parties acknowledge that there are no real estate brokers involved in this transaction and no real estate commissions due.

3. Description of Real Property. The real property described as the “marina parcel” on Exhibit “A” hereto is the only parcel owned by John’s Pass Marina, Inc., (“John’s Pass”), and the remaining subject real property is owned by Rice Family Holdings, LLLP, (“RFH”).

4. “As Is”. All properties and equipment transferred pursuant to this contract shall be transferred in their “as is” “where is” condition.

5. Zoning. To the best of Seller’s knowledge, the subject real properties are zoned as follows:

Parcel 1-A	RM-15 Known as Cox
Parcel 2-A	RM-15 Known as Budenstein
Parcel H	RM-15 Known as Rullo
Parcel 1	RM-15 Known as Haddon
All other parcels are in CG East of bridge
All parcels west of bridge known as Rock House/Palmer are RFH-50.

This zoning shall be confirmed during Buyer’s due diligence period.

6. Allocation. The parties agree to allocate the Purchase Price as follows:

John’s Pass Marina, Inc. - Real Property	$875,000
John’s Pass Marina, Inc. - Personal Property	$50,000
Gators on the Pass, Inc. - Restaurant & Equipment	$1,675,000
Rice Family Holdings, LLLC - Real Property	$5,500,000

Total	$8,100,000

7. Submerged Lands Lease. Application to the State of Florida for the transfer of the Submerged Lands Leases as shown herein shall be made prior to or at closing, but it is understood and agreed that the assignment documents will not be issued by the State of Florida until after closing.

8. Deliverance of Closing Statement. Contrary to paragraph 9(c) of the contract, Seller/Closing Agent will provide the closing statement.

9. Utilities. Buyer agrees to have all utilities placed in its name at or prior to closing. Should transfer of utilities not be complete by Closing, then Buyer shall perform said transfer post-closing using its best efforts to do so, time being of the essence. Seller shall be responsible for water, sewer and trash up and until the date of closing, and immediately after closing, Buyer shall cause said accounts to be put into Buyer’s name.

10. Business Records. Seller agrees to remove all business records of Seller from the premises within 120 days of closing, except books and records necessary or desirable to the continued operation of Seller’s restaurant, marina and bait and tackle shop businesses, including books and records and contracts dealing with customers, vendors, lessees, personnel, inventory, and equipment.

11. Closing Requirements. At any time, before or after the Closing, at the Buyer’s request and without additional consideration, the Seller will execute and deliver any documents or instruments that the Buyer may reasonably require in order to effectively convey and transfer good title and put the Buyer in possession of the assets to be sold pursuant to this Contract.

12. Indemnification. Except with respect to certain boat slip rentals of John’s Pass Marina. Inc., the Buyer is not assuming any of the Seller’s liabilities, including taxes or contingencies. All other liabilities remain the obligation of the Seller. The Seller will indemnify and hold the Buyer harmless from and against any and all losses, costs, expenses, including attorneys’ fees and the costs of paralegal and other legal support, personnel claims, damages and liabilities which the Buyer may suffer as a result of the Seller’s failure to pay, discharge or perform any of its liabilities or obligations; provided the Buyer gives the Seller notice of and the opportunity to satisfy the liability.

13. Specific Performance. The subject matter of this Contract is unique. The Buyer will be entitled to specific performance.

14. Architectural Drawings. All architectural drawings associated with the Property will be transferred and delivered prior to or at Closing.

15. Assignability. This contract may be assigned by the Buyer to one or more entities in as much as the marina and the restaurant may be closed in separate entities. If an assignment is made, written instructions pertaining to same shall be given to Seminole Title Company at least five (5) days prior to closing so appropriate documents can be prepared for closing.

16. Prorations. In addition to the usual proration of real estate taxes and personal property taxes, prepaid items such as liquor licenses, submerged lands leases, and any other items which are paid monthly or annually in advance will be prorated as of the day of closing. In the event a monthly payment is owed by Seller, Seller will pay its prorated share at closing. In the event any items need to be re-prorated after closing, the parties agree that same will be re-prorated pursuant to a “true-up agreement” which will be signed at closing reflecting said intention.

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17. Rock House Development. At closing, Rice Family Holdings, LLLP, will assign all of its right, title and interest in and to the development plans with the City of Treasure Island, Florida for that certain development known as “The Rock House Development” to Buyer.

18. Further Assurances. In addition to the obligations required to be performed hereunder by Seller and Buyer, Seller and Buyer each agree that they will, both prior to and after closing, perform such other acts and will execute such other reasonable documents as the other may reasonable request in order to effectuate the consummation of the transaction contemplated herein in accordance with normal practices and to vest title to the Property in Buyer.

19. Budenstein House. The Rice Family has been using the property referred to as Parcel 2-A on Exhibit “A” hereto, w also known as the “Budenstein House”, for many many years for family members to visit, and the parties agree that the Seller shall have a period of 120 days after closing to vacate said home, and further agree that in the event Seller desires to occupy said home after said 120 days period, Seller shall be permitted to occupy said home on a month-to-month basis at the rate of $500.00 per month, with Seller paying all utilities,

SELLER’S REPRESENTATIONS:

20. Good Title. Each Seller represents and warrants to the Buyer that it has good, valid and marketable title to its assets, including the assets to be sold pursuant to this contract, and the assets being sold are subject to no liens or encumbrances which have not been disclosed in writing to the Buyer, except statutory liens or encumbrances for current taxes or assessments not yet due and delinquent, and sales tax due in the approximate amount of $50,100.00 which will be paid at or prior to closing. A lien in the amount of $95,000.00 on the 4COP liquor license will be paid off at closing.

21. Non-Default. Each Seller represents and warrants to the Buyer that except as disclosed to Buyer in writing, the Seller is not in material default with respect to any agreement necessary, appropriate or desirable to operate its business.

22. Financial Data. Seller has delivered to the Buyer unaudited financial information relating to the Seller as follows:

the year 2011 and two months 2012

23. Sales Tax Reports. Seller has delivered to Buyer certain sales tax reports. Each Seller represents and warrants to the Buyer that such sales tax reports accurately reflect Sellers’ taxable sales for the periods described and are substantially in accordance with the Seller’s books and records.

24. Outside Interests. Each Seller represents and warrants to the Buyer that it does not own, directly or indirectly, any equity or profits interest in any corporation, partnership, joint venture, business trust or other association and the Seller is not the survivor of any merger or other business combination.

25. Actions Pending. Each Seller represents and warrants to the Buyer that except as disclosed in writing to Buyer, there are no pending actions, suits, claims or proceedings before any federal state, county, municipal, or other governmental court, tribunal, department, commission, board, bureau or other instrumentality pertaining to the Seller, the Seller’s assets or the use the Seller’s assets, which may have a material, adverse effect upon the Purchaser’s use of such assets after the closing, except for the follows:

a. Robert M. Mirto, Jr. v. Gators on the Pass, Inc., Pinellas Circuit Court #070106030 (Negligence action where the issues of fault and damages were bifurcated. A jury trial was held on the issue of fault resulting in a Partial Final Judgment assessing 90% of fault against the Plaintiff and 10% of fault assessed against Gators. Attorney for Defendant, Paul Cavonis of DeLoach & Hofstra, PA, does not anticipate a retrial on the damages as the damages are very weak. There is no insurance company involved.)

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b. Amy Fox v. Gators on the Pass, Inc., Pinellas County Circuit Civil Court #110023890 (This is a negligence action and the insurance company for Gators is involved);

c. Synovus Bank v. Rice Family Holdings, LLLP, et al, Pinellas County Circuit Civil #110003940 (Foreclosure on unrelated real estate);

d. Joseph DiGerlando v. Rice Family Holdings, LLLP & John’s Pass Marina, Inc., Pinellas County Circuit Civil #12000331CI (Foreclosure on mortgage on a portion of the subject real property which will be paid off at closing);

e. B&R Investment Holdings, LLLP v. Rice Family Holdings, LLLP, Gators on the Pass, Inc., John’s Pass Marina, Inc., Pinellas County Circuit Civil #110102930 (Lawsuit filed by Dr. Baker – See paragraph 52 hereof)

26. Disclosure. Each Seller represents and warrants to the Buyer that except as disclosed in writing to the Buyer, all tangible property taxes and other taxes, except those disclosed in the title commitment attached hereto, required to be paid by the Seller to any governmental agency in connection with the Seller’s assets have been paid or provided for, all sales and use taxes required to be collected and paid by the Seller, except sales tax due as set forth herein, which will be paid at or prior to closing, have been paid or provided for an all payroll taxes whether withheld or payable by the Seller have been paid or provided for.

27. Undisclosed Liability. Each Seller represents and warrants to the Buyer that except as disclosed in writing to the Buyer the Seller is not obligated, nor any of its assets subject to any material liabilities of any kind (whether accrued, contingent, or otherwise), regardless whether such liabilities are customarily disclosed in financial statements and there exists no state of facts from which the Seller could reasonably conclude that an undisclosed liability could arise.

28. Material Facts. Each Seller represents and warrants to the Buyer that it has disclosed to the Buyer all facts material to the condition, assets, liabilities, businesses operations and prospects of the Seller’s business operations and all facts, which may materially and adversely affect the use of the assets to be purchased in connection with this Contract.

29. Survive Closing. The representations and warranties contained in this Contract will survive the execution of this Contract and continue without limitation.

30. Employee Rights. Each Seller represents and warrants to the Buyer that except as disclosed in writing to the Buyer, no employees of the Seller are participants (i) any “employee benefit plants”, as defined in the Employee Retirement Income Security Act of 1974, as amended, profit sharing, pension, deferred compensation, bonus, stock option, stock purchase, retainer, retirement, welfare, or incentive plan or agreement, whether legally binding of not; (ii) any plan providing for “fringe benefits”, including, without limitation, vacation, sick leave, life insurance or health insurance, with the exception of Eddie McGeehan who is due one or two weeks’ vacation time; or (iii) any employment agreement.

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31. Labor Laws. Each Seller represents and warrants to the Buyer that neither the Seller nor any of its agents, representatives or employees, in connection with the operation of the Seller’s business, has committed any unfair labor practice as defined in the National Labor Relations Act of 1947, as amended, and there is not now any pending or threatened charge or complaint against the Seller by the National Labor Relations Board or any representative thereof, pertaining to the operation of the Seller’s business and neither the Seller nor any of its agents, representatives or employees, in connection with the operation of the Seller’s business, has committed any act in violation of any Federal, state, county or municipal law, ordinance or regulation relating to equal opportunity, discrimination, disabilities or harassment.

32. Employee Claims. Each Seller represents and warrants to the Buyer that no present or former employee of the Seller has any claim against the Seller on account of or for (i) overtime pay, (ii) wages or salary for any period other than the current payroll period, (iii) vacation time off, or pay in lieu of vacation time off, (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work, or (v) violation of any statute, ordinance or regulation relating to equal opportunity, discrimination, disabilities or harassment.

33. Trade Payables. At the Closing, Seller will identify any trade payables and accrued payroll costs associated with their businesses as of the Closing Date. Seller will be responsible for such liabilities. Buyer will be responsible for such costs incurred after the Closing Date.

34. Escrow for Satisfaction of Seller Liabilities. Buyer will withhold $25,000.00 from delivery at the Closing. Such funds will be used by Buyer to pay liabilities associated with the Seller’s businesses or assets or to pay the Seller upon satisfaction of such liabilities by the Seller. Any funds remaining 45 days after the Closing will be delivered by Buyer to Seller.

ITEMS PERTAINING TO GATORS ON THE PASS. INC.:

35. Fire Damage. Prior to execution of the purchase and sale contract, a fire occurred on the Property and caused material damage to its structure and elements. A qualified 3rd party inspector, as mutually agreed upon by both Seller and Buyer, shall perform an inspection to determine the damage caused by the fire. Seller will bear the responsibility for restoration of the damaged structure and its elements, pursuant to the inspection, in a timely and efficient manner. Should the restoration not be completed prior to Closing then Seller shall deposit the unpaid balance of the restoration in escrow at Closing. Notwithstanding the foregoing, Buyer may elect to purchase the property subject to the fire damage with prompt written notice delivered to Seller. In this instance, Buyer shall be responsible for the restoration of the fire damaged property and shall be entitled to and shall receive at Closing an assignment from Seller of all insurance proceeds to which Seller may be entitled under its insurance policies for the cost of restoration.

36. Gators Cafe & Saloon Equipment. Furnishings & Fixtures. Except as otherwise provided in this contract, all personal property and fixtures associated with Gators Cafe and Saloon, including inventory and consumables and including the equipment, furnishings and fixtures listed on the attached Exhibit C will be transferred by bill of sale, absolute at closing.

37. Inventory and Consumables. Prior to closing, a representative from the respective parties shall inventory the inventory on hand of Gators Cafe and Saloon, together with unopened consumable, and a price shall be agreed upon by the parties for same, and this price shall be added to the closing statement to be paid at closing by Buyer.

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38. Memorabilia. The memorabilia is owned by Gators on the Pass, Inc., and/or Sidney A. Rice, and the continued use of said memorabilia by Buyer is governed by the Memorabilia Agreement attached hereto as Exhibit D.

39. Use of Trade Names. The trade names which shall be transferred herewith shall include the following:

a.	Gators on the Pass, Inc.;

b.	Gators on the Pass;

c.	Gator’s Cafe and Saloon;

d.	Gator’s Cafe;

together with trade names, trademarks if any, logos, telephone numbers, domain names and Web addresses associated with “Gator’s Cafe and Saloon”, “Gators on the Pass”, “gatorscafe.com” and “gatorsonthepass.com”, together with rights to all advertising copy and media, rights and access to Seller’s accounts with facebook.com, youtube.com and other social media accounts.

40. Gators on the Pass. Inc. Liquor & Beverage Licenses. One (1) 4COP license #BEV6200512 is included in the Purchase Price and same shall be transferred to Buyer at closing, with Buyer being responsible for the payment of all transfer fees. The parties agree to make application for a temporary license/transfer within      days of closing.

41. Assignment of Equipment Leases. Attached hereto as Exhibit E is a list of equipment are currently leased by Gators on the Pass, Inc., d/b/a Gator’s Cafe & Saloon for its business operations, and Buyer agrees to accept the assignment of said leases at closing. Seller shall provide Buyer with copies of all said leases within 3 days of the date of execution of this contract.

42. Video Game Machines/Coin Operated Machines. Certain video game machines and other coin operated machines as listed below are located on the premises of Gator’s Cafe which are not owned by Seller, but by third parties, and Seller will remove the coins from same prior to closing. Buyer will decide if said machines remain on the premises after closing.

1 Max Force video game Atari	1 change machine
1 Pacman Galaga game	1 Live Lobster game of chance
1 Candy Dispense game
2 Toy Dispense games
1 Roller ball game
1 Electronic Dartboard
2 9’ Pool Tables

43. Gift Shop. Buyer acknowledges that a gift shop is located in Gator’s Cafe and the parties agree to make an inventory of the items contained therein. Buyer agrees to pay the current wholesale value of said inventory at closing, with the exception of certain items of memorabilia which are owned by Sidney A. Rice which items will be governed under the memorabilia agreement referred to herein.

44. Trade Names/Slogans. Sidney A. Rice shall retain whatever rights he may have in the following marks:

a.	Marlins Big Game Tackle

b.	YA GOTTA GO TO GATOR’S

c.	King Gator

d.	Get Your Ass to the Pass

e.	I Got My Ass to the Pass

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f.	John’s Pass Yacht Club, Inc.

g.	Oh My! How about them Gators

h.	King Gator Here

i.	Like King Gator Says

j.	SunCoast Kingfish Classic 22nd Annual coming up this late spring and fall and so on and sanctioned by Southern Kingfish Association (SKA)

k.	John’s Pass Fishing Rodeo

l.	King Gator’s Dolphin, Tuna, Wahooooo!! Shootout

m.	Marlins Restaurant and Saloon

n.	King Gator’s Coach’s Corner Restaurant

o.	King Gator’s Annual Coach’s Party

45. Sidney A. Rice Consulting Contract. A consulting agreement with Sidney A. Rice is attached hereto as Exhibit F which shall be executed at closing.

ITEMS PERTAINING TO JOHN’S PASS MARINA. INC.:

46. John’s Pass Marina 2COP License. One (1) 2COP license #BEV6211624 is included in the Purchase Price and same shall be transferred to Buyer at closing, with Buyer being responsible for the payment of all transfer fees. The parties agree to make application for a temporary license/transfer within 1 day of closing.

47. John’s Pass Marina. Inc. Personal Property. The personal property used in the operation of the businesses known as “Marlin’s Dockside” and “John’s Pass Marina” including the tradenames “Marlin’s Dockside” and “John’s Pass Marina” and associated logos and trademarks and service marks and including the items listed on Exhibit G shall be transferred to Buyer at closing by bill of sale. Any and all sales tax, transfers fees, title fee expenses, etc., due on the transfer of any vehicles shall be paid by Buyer.

48. Inventory and Consumables. Prior to closing, a representative from the respective parties shall inventory the inventory (measure amount of gas and diesel) on hand of John’s Pass Marina and Marlin’s Dockside, together with unopened consumable, and a price shall be agreed upon by the parties for same, and this price shall be added to the closing statement to be paid at closing by Buyer.

49. Boat Slip Leases. There are no written leases for boat slips at John Pass Marina. At closing, the parties shall prorate any rents that have been paid as of the date of closing pursuant to an agreed schedule, and the accounts receivables as of the date of closing shall be divided between the parties.

50. Personal Property Removal. Buyer acknowledges that Seller has accumulated items of personal property which are currently stored in the building known as “John’s Pass Seafood Building”, and Seller agrees to remove said items within 90 days of closing. Buyer will withhold $20,000.00 from delivery at closing for the removal of said items. If the items are not removed by Seller within the foregoing timeframe then Buyer may use the funds to pay for said removal. Any funds remaining after all such items have been removed (whether removed by Seller or Buyer) will be delivered by Buyer to Seller.

51. Office. At the current time, Sidney A. Rice occupies an office located in the John’s Pass Seafood Building, and the parties agree that he together with one (1) employee shall be permitted to occupy same for a period of 120 days at no charge after closing and may negotiate an arrangement to rent said space following said 120 day period.

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CONTINGENCY:

52. Contingency. The parties acknowledge that at one time a valid contract for sale and purchase existed between Seller and B&R Investment Holdings, LLC, an entity controlled by Robert Baker, DDS, and even though the time to close under said contract has expired, Seller represents that Seller is in negotiations with Dr. Baker to obtain a general release between the parties thereto. The parties further acknowledge that the successful negotiation of said general release is necessary prior to this closing. When this matter is closed, the law suit mentioned in paragraph 21(e) will be dismissed with prejudice. However, Seller agrees, after reasonable negotiations, to accept and agree to a settlement of these matter so long as the release documents are satisfactory to Buyer and the settlement amount does not exceed $550,000.

RICE FAMILY HOLDINGS, LLLP

BY:	ITS MANAGER: RICE PROPERTY MANAGEMENT, LLC, a Florida limited Liability company

BY:
SIDNEY A. RICE, MANAGING MEMBER

BY:
PETER B. WELLS, MANAGING MEMBER

JOHN’S PASS MARINA, INC.

BY:
SIDNEY A. RICE, PRESIDENT

GATORS ON THE PASS, INC.

BY:
SIDNEY A. RICE, PRESIDENT

“SELLER”

HCI HOLDINGS, LLC

BY:
SAN JAY MADHU, Manager President

“BUYER”

JAI\RICE\HCIHOLDINGADDENDUM

8

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A”

PARCEL 1A:

Lot 14, Block 3, CONEY ISLAND, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida.

AND

That certain parcel of land lying Northeasterly of Lot 14, Block 3, CONEY ISLAND SUBDIVISION, as recorded in Plat Book 9, Pages 34 and 35 Public Records of Pinellas County, Florida, lying in Government Lot 3, Section 15, Township 31 South, Range 15 East, and being more particularly described as follows:

Begin at the Northeast corner of said Lot 14; thence along the Northerly line of said Lot 14 by a curve to the left, radius 4,712.00 feet, arc 40.00 feet, chord North 44°40’00” West, 40.00 feet; thence North 45°05’00” East, 9 feet more or less to the waters of Boca Ciega Bay; thence Southeasterly along the waters edge of Boca Ciega Bay to a point lying North 45°34’00” East, 9 feet more or less from the Point of Beginning; thence South 45°34’00” West, 9 feet more or less to the Point of Beginning.

TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

PARCEL 2A:

Lot 15, Block 3, CONEY ISLAND, according to the plat thereof as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida. TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

PARCEL CC: (ALSO KNOWN AS THE “KINGFISH PARCEL”)

FEE PARCEL:

That portion of Government Lot 3, Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida, being more particularly described as follows:

Commence at the point of tangency of a curve of the centerline of State Road No. 699, Pinellas County, Florida, Section 15100-2509, said point having a station 20+16.20; thence back along said curve, a distance of 452.50 feet to the intersection of the Northerly right-of-way line of 127th Avenue North, also being the southerly line of Block 3, CONEY ISLAND, as per plat thereof, recorded in Plat Book 5, Pages 34 35, Public Records of Pinellas County, Florida, said point having a station 15+63.70, said curve being concave to the northeast, having a radius of 1909.86 feet, and being subtended by a chord S 22°53’23” E 451.44 feet; thence departing said curve, along the extension of and said southerly line of Block 3, being a curve concave to the northwest, a distance of 386.48 feet to the intersection with the centerline of vacated Lagoon Lane, vacated per Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida, said curve having a radius of 1875.00 feet, and being subtended by a chord N 52°35’21” E, 385.80 feet; thence along said centerline of vacated Lagoon Lane, being a curve concave to the southwest, a distance of 398.15 to the intersection with the centerline of a 66 foot strip of land per Clerk’s Instrument No. 323370 records of Pinellas County, Florida, said curve having a radius of 4742.00 feet, and being subtended by a chord N 46°20’52” W, 398.03 feet, said point being the POINT OF BEGINNING; said point of intersection being N 24°32’26” E, 46.06 feet of the point of beginning of said centerline of a 66 foot strip of land per said Clerk’s Instrument No. 323370; thence along said centerline of a 66 foot strip of land, being a curve concave to the southeast, a distance of 222.24 feet to a point of tangency, said curve having a radius of 955.37 feet, and being subtended by a chord N 32°35’09” E, 221.74 feet; thence continuing along said centerline, N 39°15’00” E, 151.37 feet; thence departing said centerline, S 50°05’21” E, 253.11 feet; thence S 15°27’25” E, 123.35 feet; thence S 45°58’28” W, 35.09 feet; thence S 50°04’09” E, 96.36 feet; thence S 47°23’14” W, 262.80 feet; thence N 44°44’16” W, 97.59 feet; thence S 48°52’35” W, 30.08 feet to a point on the aforementioned centerline of vacated Lagoon Lane; thence along said centerline, being a curve concave to the southwest, a distance of 281.63 feet, said curve having a radius 4742.00 feet, and being subtended by a chord N 47°03’06” W, 281.59 feet back to the POINT OF BEGINNING. LESS that portion of land lying within 33 feet of the centerline as described in above noted Clerk’s Instrument No. 323370, and LESS right-of-way for State Road No. 699.

Commitment	[ILLEGIBLE]

1

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A” continued

and

LEASEHOLD PARCEL:

That certain Leasehold Estate created by the Sovereignty Submerged Lands Lease Renewal and Modification to Allow Gambling Vessels between the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, as Lessor, and AGNES E. RICE, as Lessee, recorded in Official Records Book 13929, Page 82, as renewed by Sovereignty Submerged Lands Lease Renewal recorded in Official Records Book 16962, page 1863, and modified by Sovereignty Submerged Lands Lease Modification to Reflect Change in Ownership recorded in Official Records Book 17086, page 211, Public Records of Pinellas County, Florida, which shows RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as Lessee, as it pertains to the following described parcel:

DESCRIPTION: SUBMERGED LAND LEASE AREA “B”

A Parcel of submerged land lying in Section 15, Township 31 South, Range 15 East, Boca Ciega Bay, Pinellas County, Florida, being more particularly described as follows:

Commence at a point of curvature for a curve concave to the Northeast, in the centerline of Kingfish Drive, run S 50°29’23” E 33.00 feet to a point on the Southerly right-of-way line of said Kingfish Drive; thence S 39°30’37” W, along said right-of-way line, 75.26 feet; thence S 50°20’47” E, 194.82 feet to the Point of Beginning; thence N 74°07’25” E, 60.12 feet; thence S 15°57’47” E, 154.56 feet; thence S 15°11’11” W, 74.72 feet to a point of intersection with the Easterly boundary of that parcel of submerged lands as described in Trustees of the Internal Improvement Fund Deed No. 19269; thence along said Easterly line N 50°08’06” W, 74.45 feet; thence, along the Mean High Water Line and the face of an existing seawall, N 47°49’11” E, 33.57 feet; thence N 15°29’36” W, 126.39 feet; thence N 50°20’47” W, 19.14 feet to the Point of Beginning.

Commitment	[ILLEGIBLE]

2

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A” continued

SURVEY PARCEL C - 2:

FEE PARCEL:

Lots 1, 2, 3, 4, 5 and 6, Block 1, CONEY ISLAND, according to plat thereof recorded in Plat Book 5, pages 34 and 35, public records of Pinellas County, Florida; LESS that part lying within 33 feet of the center line of State Road No. 699 as described in Clerk’s Instrument No. 323370 records of Pinellas County, Florida.

TOGETHER WITH that portion of Lot 1, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary; and

AND TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

and

LEASEHOLD PARCEL:

That certain Leasehold Estate created by the Sovereignty Submerged Lands Lease Renewal and Modification to Allow Gambling Vessels between the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, as Lessor, and AGNES E. RICE, as Lessee, recorded in Official Records Book 13929, Page 82, as renewed by Sovereignty Submerged Lands Lease Renewal recorded in Official Records Book 16962, page 1863, and modified by Sovereignty Submerged Lands Lease Modification to Reflect Change in Ownership recorded in Official Records Book 17086, page 211, Public Records of Pinellas County, Florida, which shows RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as Lessee, as it pertains to the following described parcel:

DESCRIPTION: SUBMERGED LAND LEASE AREA “A”

A Parcel of submerged land lying in Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, along the South bank of John’s Pass, being more particularly described as follows:

Commence at a point of curvature for a curve concave to the Northeast, in the centerline of Kingfish Drive, run N 50°29’20” W 33.01 feet to a point on the Northerly right-of-way line of said Kingfish Drive and being the point of curvature for a curve to the left along the South Boundary of CONEY ISLAND RICE REPLAT, as recorded in Plat Book 105, page 50 of the Public Records of Pinellas County, Florida; thence along the arc of said curve 62.31 feet, said curve having a radius of 195.41 feet and chord which bears N 30°22’33” E, 62.04 feet to a point on the mean high water line; thence along said line S 54°28’03” W, 3.26 feet; thence S 31°03’24” W, 15.61 feet; thence S 51°10’45” W, 36.90 feet to the Point of Beginning; thence S 51°10’45” W, 26.68 feet; thence S 31°33’33” W, 41.94 feet; thence S 15°31’42” W, 26.41 feet; thence S 42°31’30” W, 100.79 feet; thence N 47°52’36” W, 21.07 feet; thence N 80°12’10” W, 32.96 feet; thence S 58°41’26” W, 56.04 feet; thence S 45°33’02” W, 38.14 feet; thence S 25°22’05” W, 41.04 feet; thence S 30°22’44” W, 89.45 feet; thence S 38°45’43” W, 37.68 feet; thence S 45°12’10” W, 47.16 feet to the point of intersection of said Mean High Water Line and the Westerly boundary of said CONEY ISLAND RICE REPLAT and the Easterly right-of-way line of Gulf Boulevard; thence N 16°29’54” W, along said line, 30.47 feet; thence leaving said line, N 44°50’29” W, 19.00 feet; thence N 43°33’14” E, 66.08 feet; thence N 37°08’55” E, 125.62 feet; thence N 22°02’07” E (DESCRIPTION) N 22°02’07” W (CALCULATED), 20.89 feet; thence N 46°16’15” E, 157.30 feet; thence N 48°53’29” E, 162.23 feet; thence S 55°42’58” E, 28.73 feet; thence S 12°35’46” E, 45.25 feet to the Point of Beginning.

LESS AND EXCEPT that portion lying within State Road No. 699.

Commitment	[ILLEGIBLE]

3

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A” continued

SURVEY PARCEL D:

Lot 10, Block 3, CONEY ISLAND SUBDIVISION, according to the map or plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, together with any and all riparian rights appertaining thereto.

TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, and TOGETHER WITH that portion of vacated alley adjoining that attaches by operation or law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL E:

Lots 8 and 9, Block 3, CONEY ISLAND SUBDIVISION, according to the map or plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida.

TOGETHER WITH that portion of vacated alley adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL F:

Lots Three (3), Four (4), Five (5), Six (6) and Seven (7) in Block Three (3), CONEY ISLAND SUBDIVISION, according to Plat thereof, recorded in Plat Book Five (5), Pages 34 and 35, Public Records of Pinellas County, Florida; LESS that portion taken for highway purposes as described in Order of Taking recorded April 30, 1969 in Official Records Book 3069, Page 414, and TOGETHER WITH that portion of vacated alley adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL G:

Lot 11, Block 3, CONEY ISLAND SUBDIVISION, according to the plat thereof as recorded in Plat Book 5, Page 34, Public Records of Pinellas County, Florida; TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, and TOGETHER WITH that portion of vacated alley adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL H:

Lot 12, Block 3, CONEY ISLAND SUBDIVISION, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

Commitment	[ILLEGIBLE]

4

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A” continued

SURVEY PARCEL I:

Lot 13, Block 3, CONEY ISLAND, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

SURVEY PARCEL L:

From a point of beginning at the most Southerly corner of Lot 17, Block 3, CONEY ISLAND SUBDIVISION as recorded in Plat Book 5, Pages 34 and 35 of the Public Records of Pinellas County, Florida; run by a curve to the left along the Northwest side of 127th Avenue, radius 1875 feet, arc 70 feet, chord North 53 °32’55” East, 70 feet; thence North 40°57’ West, 74.44 feet; thence by a curve to the right, parallel to the Northeasterly boundary of Lot 17, radius 1800.72 feet, arc 30.71 feet, chord South 53°06’33” West, 30.71 feet; thence by a curve to the left, radius 465 feet arc 81.21 feet, chord South 12°06’10” East, 81.17 feet to the point of beginning. Said parcel being a part of Lots 16 and 17, Block 3, of Coney Island Subdivision, Town of Sunshine Beach, Pinellas County, Florida; LESS AND EXCEPT that portion of said Lot 17 lying within the right-of-way of Gulf Boulevard, State Road 699.

SURVEY PARCEL O: (ALSO KNOWN AS A PORTION OF THE “PALMER PARCEL”)

Lot 5, Block 2, and that part of Lot 30, Block 2, CONEY ISLAND, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, described as follows: From the Southeast corner of said Lot 30, run thence S. 72°50’ W., 73.19 feet along the Southerly boundary thereof for a POINT OF BEGINNING; run thence N. 09°44’36” W., 28.84 feet; thence S. 80°07’05” W., 30.56 feet to the Westerly boundary of said Lot 30; thence Southerly along said Westerly boundary to the Southwest corner of said Lot 30; thence Easterly along said lot’s Southerly boundary to the Point of Beginning.

SURVEY PARCEL P: (ALSO KNOWN AS A PORTION OF THE “PALMER PARCEL”)

Lot 6, Block 2, CONEY ISLAND SUBDIVISION, as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, less the following portion: Beginning at the Northwest corner of said Lot 6 run North 88°47’02” East, 62.51 feet along the Northerly line of said Lot 6; thence South 01°13’40” West., 7.51 feet; thence run North 88°07’20” West, 61.87 feet to an intersection with the Westerly boundary line of said Lot 6; thence run Northerly along said Westerly boundary of said Lot 6, 4.17 feet to the Point of Beginning.

Also the following portion of said Lot 7, Block 2, of said CONEY ISLAND SUBDIVISION: From a Point of Beginning at the Southeast corner of Lot 7, Block 2, CONEY ISLAND SUBDIVISION, as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, run North 00°07’50” West, 6.6 feet along the East boundary of said Lot 7; thence run South 85°16’40” West, 39.5 feet; thence South 01°13’40” West, 4.19 feet to an intersection with the Southerly line of said Lot 7; thence North 88°47’02” East, along said Southerly boundary of said Lot 7, 39.49 feet to the Point of Beginning.

TOGETHER WITH that portion of vacated Sunshine Lane adjoining said portion of Lot 7 that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, page 66 and amended by Official Records Book 7426, page 80, Public Records of Pinellas County, Florida.

Commitment	[ILLEGIBLE]

5

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A” continued

ALSO TOGETHER with that tract of land lying Westerly of Lots 4 and 5, Block 2, of aforesaid CONEY ISLAND SUBDIVISION, to the waters of the Gulf of Mexico, between, the Northwesterly line of said Lot 5 and the Southeasterly line of said Lot 4, extended Westerly to the said waters of the Gulf of Mexico.

COMBINED SURVEY PARCELS M, N, Q AND R: (ALSO KNOWN AS THE “ROCK HOUSE PARCEL”)

All of ROCK HOUSE REPLAT, according to the map or plat thereof recorded in Plat Book 98, Page 41, Public Records of Pinellas County, Florida.

TOGETHER WITH that portion of the East 1/2 of Sunshine Lane which was vacated by the Resolution recorded in Official Records Book 7426, page 66 and amended by Official Records Book 7426, page 80, Public Records of Pinellas County, Florida, and which abuts said plat of ROCK HOUSE REPLAT.

SURVEY PARCELS:

Lots 18 to 21 inclusive, less part described in Clerk’s Instrument No. 69042143, Official Records Book 3069, Page 429, Block 2, CONEY ISLAND, according to the map or plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida;

TOGETHER WITH that portion of Lot 2, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary; and

TOGETHER WITH that portion of vacated Lagoon Lane adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL T:

Lot Seven (7) and the Southwesterly three (3) feet of Lot Eight (8), in Block One (1), CONEY ISLAND SUBDIVISION, according to plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, less right-of-way of County Highway State Road No. 233;

TOGETHER WITH that portion of Lot 1, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary.

SURVEY PARCEL AA:

All of Lots Nine (9) and Ten (10) and Lot Eight (8), less the Southwesterly three (3) feet thereof, in Block One (1), CONEY ISLAND, according to plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, Less right-of-way of County Highway State Road No. 233; Also that tract or parcel of land lying North and East of and adjoining Lot 10, in Block 1, of Coney Island, according to said plat and lying between the Northeasterly boundary of County Road #233 and the waters of John’s Pass, in Government Lot 3 of Section 15, Township 31 South, Range 15 East, Pinellas County, Florida;

Commitment	[ILLEGIBLE]

6

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A” continued

TOGETHER WITH that portion of Lot 1, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary.

PARCEL 1: (ALSO KNOWN AS “MARINA” PARCEL)

FEE PARCEL

All land in Government Lot 3, Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, described as follows:

From the Northeast corner of Block 1, CONEY ISLAND, as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida; run South 21°37’51” West, 39.93 feet to a POINT OF BEGINNING; thence run North 40°12’30” East, 75 feet along the Easterly right-of-way line of State Highway No. 233 (Gulf Boulevard); thence continue along said right-of-way line by a curve to the left, radius 226.19 feet, arc 124.97 feet, chord North 24°22’50” East, 123.38 feet; thence South 89°03’29” East, 13.45 feet, to Point “A”. Return to the Point of Beginning; thence run South 49°30’30” East, 167.8 feet to a seawall on Boca Ciega Bay; thence run Northerly; thence northwesterly along said seawall to John’s Pass; thence run Westerly and Southwesterly along said seawall to Point “A”.

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

That portion of Government Lot 3, Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, being more particularly described as follows:

Commence at the point of tangency of a curve of the centerline of State Road No. 699, Pinellas County, Florida, Section 15100-2509, said point having a station 20+16.20; thence back along said curve, a distance of 452.50 feet to the intersection of the Northerly right-of-way line of 127th Avenue North, also being the southerly line of Block 3, CONEY ISLAND, as per plat thereof, recorded in Plat Book 5, Pages 34- 35, Public Records of Pinellas County, Florida, said point having a station 15+63.70, said curve being concave to the northeast, having a radius of 1909.86 feet, and being subtended by a chord S 22°53’23” E, 451.44 feet; thence departing said curve, along the extension of and said southerly line of Block 3, being a curve concave to the northwest, a distance of 386.48 feet to the intersection with the centerline of vacated Lagoon Lane, vacated per Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida, said curve having a radius of 1875.00 feet, and being subtended by a chord N 52°35’21” E, 385.80 feet; thence along said centerline of vacated Lagoon Lane, being a curve concave to the southwest, a distance of 398.15 to the intersection with the centerline of a 66 foot strip of land per Clerk’s Instrument No. 323370 records of Pinellas County, Florida, said curve having a radius of 4742.00 feet, and being subtended by a chord N 46°20’52” W, 398.03 feet; said point of intersection being N 24°32’26” E, 46.06 feet of the point of beginning of said centerline of a 66 foot strip of land per said Clerk’s Instrument No. 323370; thence along said centerline of a 66 foot strip of land, being a curve concave to the southeast, a distance of 222.24 feet to a point of tangency, said curve having a radius of 955.37 feet, and being subtended by a chord N 32°35’09” E, 221.74 feet; thence continuing along said centerline, N 39°15’00” E, 151.37 feet to the POINT OF BEGINNING; thence continue along said centerline, N 39°15’00” E, 90.13 feet to a point of curvature; thence along said curve a distance of 86.22 feet, said curve being concave to the northwest, having a radius of 193.19 feet, and being subtended by a chord N 26°27’53” E, 85.51 feet; thence departing said centerline, S 89°38’20” E, 45.62 feet; thence along a seawall on John’s Pass and Boca Ciega Bay the following eight (8) courses; 1) N 42°30’45” E, 133.12 feet; 2) N 75°22’31” E, 23.64 feet; 3) S 57°36’23” E, 97.95 feet; 4) S 34°58’39” W, 0.72 feet; 5) S 58°41’52” E, 32.46 feet; 6) S 13°32’22” W, 47.24 feet; 7) S 35°46’57” W, 308.86 feet; 8) S 41°13’52” W, 21.15 feet; thence N 50°05’21” W, 206.01 feet back to the POINT OF BEGINNING; LESS that portion of land lying within 33 feet of the centerline as described in above noted Clerk’s Instrument No. 323370, and LESS right-of-way for State Road No. 699.

Commitment	[ILLEGIBLE]

7

Order No.: 3411616

Customer Reference: 11-219

Exhibit “A” continued

and

LEASEHOLD PARCEL:

That certain Leasehold Estate created by the Sovereignty Submerged Lands Lease Renewal and Modification to Reflect Current Structures between the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, as Lessor, and JOHN’S PASS MARINA, INC., a Florida corporation, as Lessee, recorded in Official Records Book 16138, Page 1666, Public Records of Pinellas County, Florida

Commitment	[ILLEGIBLE]

8

EXHIBIT B

TITLE COMMITMENT

Seminole Title Company

8640 Seminole Blvd.

Seminole, FL 33772

727-392-5906

727-399-9790

Commonwealth Land Title Insurance Company

COMMITMENT FOR TITLE INSURANCE

SCHEDULE A

Order No.: 3810343

Customer Reference: 12-185

1.	Effective Date: February 20, 2012 at 6:00 AM.

2.	Policy or Policies to be issued: Premium: $TBD

A. ALTA Owners 2006 with Florida Modifications
Proposed Insured: TO BE DETERMINED
Proposed Amount of Insurance: $8,100,000.00

3.	The estate or interest in the land described or referred to in this Commitment is:

Fee Simple and Leasehold

4.	Title to the Fee Simple and Leasehold estate or interest in the land is at the Effective Date vested in:

JOHN’S PASS MARINA, INC., a Florida corporation, as PARCEL 1, also known as “MARINA” PARCEL; and RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as to the remainder.

5.	The land referred to in this Commitment is described in Exhibit “A” attached hereto and made part hereof.

Countersigned:

BY:
Authorized Officer or Agent

C10109	1 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION I

REQUIREMENTS

The following are requirements to be complied with:

1.	Payment to or for the account of the grantors or mortgagors of the full consideration for the estate or interest to be insured.

2.	Instrument(s) creating the estate or interest to be insured must be properly executed, delivered and filed for record:

Warranty Deed from JOHN’S PASS MARINA, INC., a Florida corporation, as to the fee simple estate in PARCEL 1, also known as the “MARINA” PARCEL; and RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as to the remainder of the fee simple estate, to the PROPOSED INSURED PURCHASER.

i. Proof satisfactory to the Company must be furnished showing proof of the legal existence of John’s Pass Marina, Inc.

ii. Affidavit satisfactory to the Company establishing: the names of all the partners of Rice Family Holdings, LLLP, a Florida limited liability limited partnership, and stating the Partnership is currently in existence, and that the partner(s) executing the closing documents have authority to do so, and also stating that neither the partners nor the Partnership have been in bankruptcy during the existence of the Partnership, and that any corporate partners have not been dissolved. In addition thereto, evidence satisfactory to the Company must be furnished that the Limited Partnership is in good standing with the state of its domicile.

A.	Assignment of Lease from JOHN’S PASS MARINA, INC., a Florida corporation, assigning the leasehold estate in PARCEL 1, also known as the “MARINA” PARCEL, to the PROPOSED INSURED PURCHASER.

Said Assignment of Lease must contain the written consent of the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida, pursuant to paragraph 10 of the Sovereignty Submerged Lands Lease Renewal And Modification To Reflect Current Structures recorded in Official Records Book 16138, page 1666.

B.	Assignment by the RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, to the PROPOSED INSURED PURCHASER; and Assumption Agreement between said PURCHASER and the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, regarding the Sovereignty Submerged Lands Lease recorded in Official Records Book 13929, Page 82, as renewed by Sovereignty Submerged Lands Lease Renewal recorded in Official Records Book 16962, page 1863, and modified by Sovereignty Submerged Lands Lease Modification to Reflect Change in Ownership recorded in Official Records Book 17086, page 211, Public Records of Pinellas County, Florida, which shows RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as Lessee.

(Affects the Leasehold Parcel of Survey Parcels CC and C-2)

3.	Proof of payment of any outstanding assessments in favor of Pinellas County, Florida, any special taxing district and any municipality. NOTE: If this requirement is not satisfied the following exception will appear on Schedule B:

Any outstanding assessments in favor of Pinellas County, Florida, any special taxing district and any municipality.

C10109	2 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION I

REQUIREMENTS

4.	Proof of payment of service charges for water, sewer, waste and gas, if any, through the date of closing. NOTE: If this requirement is not met the following exception will appear on Schedule B:

Any lien provided for by Florida Statutes in favor of any city, town, village or port authority for unpaid service charges for service by any water, sewer, waste or gas system supplying the insured land or service facilities.

5.	Redemption of Tax Sale Certificate No. 6194 for delinquent taxes for the year 2010 under Tax Folio Number: 15/31/15/17784/003/0140, as to PARCEL 1A.

6.	Redemption of Tax Sale Certificate No. 6195 for delinquent taxes for the year 2010 under Tax Folio Number: 15/31/15/17784/003/0150, as to PARCEL 2A.

7.	Secure and record a satisfaction or release of the Federal Tax Lien against AGNES E. RICE recorded in Official Records Book 16996, page 1874.

8.	Satisfaction of the Construction Lien in favor of People’s Plumbing Service, Inc. recorded September 26, 2011 in Official Records Book 17364, page 30, regarding Lots 1 and 2, Blk. 1, Coney Island Rice Replat.

9.	To terminate the notice(s) of commencement recorded on August 4, 2011 in Official Records Book 17321, Page 1247 for interior renovations , it is recommended that the issuing agent contact the underwriting department at least 3-5 business days prior to closing to discuss requirements. Each situation is considered on a case-by-case basis. After the construction lien risk has been evaluated in accordance with the guidelines contained in Underwriting Bulletin 2011-04 and approved by the Company, for each notice of commencement referenced above, the issuing agent must:

a. Record notice of termination together with a contractor’s final payment affidavit pursuant to Section 713.132, Florida Statutes. The notice of termination must be sworn and subscribed to by the appropriate party(ies) and be properly served upon the contractor and each person who gave notice to owner.

b. Obtain final waivers and releases of lien from any lienors showing as unpaid in the contractor’s final payment affidavit.

c. Provide original, signed copy of the Company’s indemnity agreement to the underwriting department.

d. Comply with any additional requirements deemed necessary by the Company.

10.	Secure documentation as to the interest of Dr. Robert Baker, shown as Lender on the Notice of Commencement recorded in Official Records Book 17321, page 1247 for review by the Company. Company reserves the right to make additional requirements upon said review, including a requirement for a satisfaction of a mortgage, if applicable.

C10109	3 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION I

REQUIREMENTS

11.	Release of that certain Claim of Lien in favor of Michael D. Raysor, as President of Raysor Transportation recorded October 19, 2011 in Official Records Book 17386, page 895.

12.	Release of that certain Claim of Lien in favor of Michael D. Raysor, as President of Raysor Transportation recorded October 19, 2011 in Official Records Book 17386, page 897.

13.	Proof of payment, satisfactory to the Company, of taxes for the year 2011 under Tax Parcel Numbers 15/31/15/17784/002/0050, 15/31/15/17784/002/0060, 15/31/15/17784/002/0301, 15/31/15/17784/003/0080, 15/31/15/17784/003/0110, 15/31/15/17784/003/0120, 15/31/15/17784/003/0130, 15/31/15/17784/003/0140, 15/31/15/17784/003/0150, 15/31/15/17784/003/0170, 15/31/15/17825/001/0010, 15/31/15/76240/000/0000, 15/31/15/00000/440/0100, 15/31/15/00000/440/0300, and 15/31/15/00000/440/0400.

14.	There appears of record a lawsuit filed in the Circuit Court of Pinellas County, Florida, styled as JOSEPH DIGERLANDO, Plaintiff, versus RICE FAMILY HOLDINGS, LLLP, etc et al, Defendant, in Case Number 12-000331CI as evidenced by that certain Lis Pendens recorded in Official Records Book 17466, page 334 of said Public Records. The Company will require dismissal of the lawsuit and cancellation of the Lis Pendens.

15.	Satisfaction of that certain Claim of Lien in favor of JOHN A. BODZIAK ARCHITECT AIA, P.A. recorded January 20, 2012 in Official Records Book 17465, page 2438.

16.	Satisfaction of that certain Claim of Lien in favor of ANGELOS RECYCLED MATERIALS, LTD., recorded November 18, 2011 in Official Records Book 17412, page 65.

17.	An Affidavit in form acceptable to Commonwealth Land Title Insurance Company (“Company”) and executed by or on behalf of the current record owner(s) of the subject property stating: (1) that there are no parties in possession of the subject property other than said current record owner(s); (2) that there are no encumbrances upon the subject property other than as may be set forth in this Commitment; (3) there are no unrecorded assessments which are due and payable; (4) that there have been no improvements made to or upon the subject property within the ninety (90) day period last past (from the date of such affidavit) for which there remain any outstanding and unpaid bills for labor, materials or supplies for which a lien or liens may be claimed must be furnished to said â€oeCompanyâ€ , or, in lieu thereof, an exception to those matters set forth in said Affidavit which are inconsistent with or deviate from the foregoing requirements will appear in the policy or policies to be issued pursuant to this Commitment.

18.	Issuing agent must request from the Company âCoeor perform themselvesâ€ a title update between the effective date of this report and one (1) business date prior to closing, to verify that no adverse matters or defects appear in the title update.

19.	Satisfaction or release of that certain Mortgage, Assignment of Rents, Security Agreement and Notice of fixture Filing from Rice Family Holdings, LLLP, a Florida limited liability limited partnership, and John’s Pass Marina, Inc., a Florida corporation to Joseph DiGerlando dated October 22, 2010 and recorded October 26, 2010 in Official Records Book 17069, Page 596, in the original principal amount of $5,000,000.00. (As to PARCELS CC through PARCEL 1)

20.	Termination or release of that certain UCC Financing Statement in favor of Joseph DiGerlando recorded in Official Records Book 17069, Page 635. (As to PARCELS CC through PARCEL 1).

C10109	4 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION I

REQUIREMENTS

21.	Release of insured Parcels 1A and 2A from that certain Mortgage from Rice Family Holdings, LLLP, a Florida limited liability limited partnership to Maloof Family Limited Partnership dated July 26, 2010 recorded July 30, 2010 in Official Records Book 16986, page 2324, in the original principal amount of $285,000.00.

22.	The name(s) of the proposed insured under the policy must be furnished and this commitment is subject to such further exceptions and/or requirements as may then be deemed necessary.

23.	THIS IS A PRELIMINARY COMMITMENT THAT REQUIRES THE REVIEW AND APPROVAL BY THE STATE AND/OR NATIONAL UNDERWRITING OFFICE FOR THE COMPANY. ACCORDINGLY, THIS COMMITMENT IS NOT EFFECTIVE TO BIND THE COMPANY UNTIL THE NECESSARY APPROVAL IS OBTAINED FROM THE STATE AND/OR NATIONAL UNDERWRITING OFFICE FOR THE COMPANY. THE COMPANY RESERVES THE RIGHT TO ADD ADDITIONAL REQUIREMENTS AND/OR EXCEPTIONS AS DEEMED NECESSARY UPON SAID REVIEW.

END OF SCHEDULE B – SECTION I

C10109	5 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION II

EXCEPTIONS

Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company:

1.	Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

2.	Taxes and assessments for the year 2012 and subsequent years, which are not yet due and payable.

3.	Standard Exceptions:

A.	Easements, claims of easements, boundary line disputes, overlaps, encroachments or other matters not shown by the public records which would be disclosed by an accurate survey of the Land.

B.	Rights or claims of parties in possession not shown by the public records.

C.	Any lien, or right to a lien, for services, labor, or materials heretofore or hereafter furnished, imposed by law and not shown by the public records.

D.	Taxes or assessments which are not shown as existing liens in the public records.

4.	Any claim that any portion of the insured land is sovereign lands of the State of Florida, including submerged, filled or artificially exposed lands accreted to such land.

5.	Any lien provided by County Ordinance or by Chapter 159, Florida Statutes, in favor of any city, town, village or port authority for unpaid service charges for service by any water, sewer or gas system supplying the insured land.

6.	The nature, extent or existence of riparian rights are not insured.

7.	Notwithstanding the legal description in Schedule A, this policy does not insure against rights of the State of Florida based on the doctrine of the state’s sovereign ownership of lands lying below the mean high water line of any navigable or tidally influenced waters.

8.	Any land described in Schedule A which is artificially filled land in what was formerly navigable waters, is subject to the rights of the United States government, arising by said government’s control over navigable waters involving navigation and commerce.

9.	Rights, if any, of the public to use as a public beach or recreation area any part of the land lying between the body of water abutting the subject property and the natural line of vegetation, bluff, extreme high water line, or other apparent boundary line separating the publicly used area from the upland private area.

10.	The inalienable rights of the public to use the navigable waters covering the lands described on Schedule A.

C10109	6 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION II

EXCEPTIONS

11.	The nature or extent of any submerged land included within the insured land, is hereby excluded from coverage, (as to Fee Parcels only).

12.	Easement in favor of Florida Power Corporation recorded in Deed Book 681, Page 437, Deed Book 681, Page 439, Deed Book 681, Page 441 and Deed Book 681, Page 443. (Affects vacated Lagoon Lane portion of SURVEY PARCEL S and SURVEY PARCEL C-2).

13.	Phosphate, Minerals, Metals and Petroleum Reservations and rights in favor of the State of Florida, as set forth in the deed from the Trustees of the Internal Improvement Fund, recorded June 9, 1947 in Deed Book 1134, Page 237. As to said reservation, the right of entry has been released pursuant to Florida Statute 270.11. (Affects SURVEY PARCEL CC - Submerged Lands)

14.	Easement for ingress and egress access to water main recorded in Deed Book 1491, Page 176. (As to PARCEL 1, also known as “MARINA” PARCEL)

15.	Easement in favor of Florida Power Corporation recorded July 1, 1960 in Official Records Book 940, Page 328. (Affects PARCEL C-2)

16.	Easement in favor of Florida Power Corporation recorded in Official Records Book 2123, Page 518. (Affects SURVEY PARCEL CC)

17.	Perpetual Right of Way and Spoil Disposal Easements by and between Trustees of the Internal Improvement Fund of the State of Florida and the United States of America recorded in Official Records Book 2261, Page 229.

18.	Perpetual Right of Way Easement in favor of the United States of America recorded December 12, 1967 in Official Records Book 2732, Page 369.

19.	Perpetual Right of Way Easement in favor of the United States of America recorded December 20, 1967 in Official Records Book 2738, Page 136.

20.	Easement in favor of the City of Treasure Island, Florida recorded April 12, 1968 in Official Records Book 2813, Page 181. (affects PARCELS D and G)

21.	Easement in favor of the City of Treasure Island, Florida recorded April 12, 1968 in Official Records Book 2813, Page 182. (affects PARCELS CC, D and G)

22.	CATV Service Agreement recorded February 5, 1981 in Official Records Book 5145, Page 1635. (Affects SURVEY PARCELS D, E, F)

23.	Telephone Distribution Easement Deed/Individual in favor of GTE Florida Incorporated recorded June 13, 1991 in Official Records Book 7595, Page 2213. (Affects SURVEY PARCELS C-2, T and AA)

24.	Distribution Easement in favor of Florida Power Corporation recorded March 9, 1992 in Official Records Book 7836, Page 1905. (As to PARCELS 1A, 2A, and SURVEY PARCELS CC, D, E, F, G, I and L)

25.	Distribution Easement in favor of Florida Power Corporation recorded October 1998 in Official Records Book 10266, Page 1195. (Affects SURVEY PARCELS C-2, T and AA)

C10109	7 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION II

EXCEPTIONS

26.	Terms and conditions contained in that certain Sovereignty Submerged Lands Lease Renewal and Modification to Allow Gambling Vessels between the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, as Lessor, and AGNES E. RICE, as Lessee, recorded in Official Records Book 13929, Page 82, as renewed by Sovereignty Submerged Lands Lease Renewal recorded in Official Records Book 16962, page 1863, and modified by Sovereignty Submerged Lands Lease Modification to Reflect Change in Ownership recorded in Official Records Book 17086, page 211, Public Records of Pinellas County, Florida, which shows RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as Lessee. (Affects SURVEY PARCELS C-2 and CC)

27.	Sovereignty Submerged Lands Lease Renewal and Modification to Reflect Current Structures by and between the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida and John’s Pass Marina, Inc., a Florida corporation recorded February 1, 2008 in Official Records Book 16138, Page 1666, amending Lease No. 520027013. (As to PARCEL 1, also known as “MARINA” Parcel)

28.	Terms and conditions contained in that certain unrecorded lease agreement dated January 29, 2009 in favor of Lightning Bay Performance Marine, Inc., a Florida corporation, as tenant, as modified and subordinated by Subordination, Non-Disturbance and Attornment Agreement recorded June 8, 2009, in Official Records Book 16606, Page 160, subject to the Non-Disturbance provisions of said Agreement. (As to PARCEL 1, also known as “MARINA” PARCEL)

29.	Title to that portion, if any, of Parcel CC, lying within SR 699 Old Alignment, as disclosed by Survey prepared by Geodata Services, Inc., as Job No. 4237, dated October 25, 2007, as last revised.

30.	Matters disclosed by Survey prepared by Geodata Services, Inc., as Job No. 4237, dated October 25, 2007, as last revised August 11, 2011, to-wit:

AS TO PARCEL CC: (ALSO KNOWN AS THE “KINGFISH PARCEL”)

a) Overlaps and hiatuses between the Submerged Land Lease Area “B” and the submerged land parcel conveyed by TIIF Deed No. 19269 recorded in Deed Book 1134, page 237;

b) Possible unrecorded easement rights for the backflow preventers and water valves located along the front line of the fee premises;

c) Two story masonry structure, one story masonry structure, wood deck, and concrete area encroach onto a portion of the Florida Power Corporation easement area created by Official Records Book 2123, page 518;

d) Guy line and anchors lie outside of the easement area created by Official Records Book 2123, page 518; and

e) Concrete sidewalk encroaches along the right-of-way of Kingfish Drive.

AS TO PARCEL D:

f) Encroachments by concrete pavement and curbing into the Easement area created by Official Records Book 2813, page 181 and 182; and

g) Concrete sidewalk encroaches along the right-of-way of Kingfish Drive.

AS TO PARCEL E:

h) Concrete sidewalk encroaches along the right-of-way of Kingfish Drive; and

i) Concrete parking area extends onto PARCEL G herein, indicating joint use rights.

C10109	8 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION II

EXCEPTIONS

AS TO PARCEL F:

j) Possible unrecorded easement rights disclosed by the location of reclaimed water meters, telephone box on the premises;

k) Encroachment by covered paved area onto the Gulf Boulevard right-of-way to the extent of 1.9 feet; and

I) 6 foot wood fence extends across the premises and onto abutting parcels.

AS TO PARCEL G:

m) Encroachments by concrete pavement and curbing into the Easement area created by Official Records Book 2813, page 181 and 182;

n) Possible unrecorded easement rights disclosed by the location of reclaimed water meters, telephone box and mailbox on the premises;

o) Concrete parking area extends from PARCEL E herein onto PARCEL G herein, indicating joint use rights; and

p) 6 foot wood fence extends across the premises and onto abutting parcels.

AS TO PARCEL O: (ALSO KNOWN AS A PORTION OF THE “PALMER PARCEL”)

q) Fence encroachment along the Southerly boundary;

r) Hand set patio encroaches onto abutting Parcel P and into easement area created by Official Records Book 2738, page 136; and

s) Unrecorded easement rights for the utility pole and water meters located on the premises.

AS TO PARCEL P: (ALSO KNOWN AS A PORTION OF THE “PALMER PARCEL”)

t) Encroachment by hand set patio onto the premises and into the easement area created by Official Records Book 2738, page 136;

u) Encroachment by wooden cover area into the easement area created by Official Records Book 2738, page 136;

v) Fence encroaches onto Parcel P from the Rock House Parcel;

w) Encroachment along the East boundary by mailboxes;

x) Unrecorded easement rights for the water meter located on the premises;

y) Encroachment by concrete slabs and block area along the North boundary onto Rockhouse Parcel; and

z) Wooden cover area with overhang lies west of the portion of Parcel P lying within Lot 6 and within the easement area created by Official Records Book 2738, page 136.

AS TO COMBINED SURVEY PARCELS M, N, Q AND R: (ALSO KNOWN AS THE “ROCK HOUSE PARCEL”)

aa) Encroachments by covered patio area and overhang, concrete pavers and fences into the easement areas created by Official Records Book 2732, page 369 and Official Records Book 2738, page 136;

ab) Encroachments by fences onto abutting lands;

ac) Unrecorded easement rights regarding the reclaimed water meter, utility pole, and grate inlet located on the premises;

ad) Fence does not coincide with the property line; and

ae) Offset monuments located in cutout area where the grate inlet lies on the East boundary of the premises.

AS TO SURVEY PARCEL C-2:

af) Encroachment by Gator’s two story wood frame structure into the right-of-way of Kingfish Drive to the greatest extent of 5.1 feet and into the easement area created by Official Records Book 7595, page 2213;

C10109	9 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION II

EXCEPTIONS

ag) Encroachment into easement area created by Official Records Book 7595, page 2213 by brick driveways, brick and concrete walks, temporary dry storage area, and 8 foot wood fence;

ah) Wood dock and poles extend outside the Submerged Land Lease Area “A”; and

ai) Possible unrecorded easement rights disclosed by fire department connection located on Lot 4, Block 1; and gate valves located on Lot 3, Block 1.

AS TO SURVEY PARCEL S:

aj) Wood dock, fence and sign encroach onto abutting right-of-way to the west and wood dock into easement areas; and

ak) Encroachments by five foot metal fence, four foot wire fence, transformer and electric panels, power box, guy wire, anchor and pole onto the premises.

AS TO SURVEY PARCEL T:

al) Encroachment by casino ticket office onto Kingfish Drive right-of-way and into easement area created by Official Records Book 7595, page 2213.

AS TO SURVEY PARCEL AA:

am) Encroachment by wood dock into Kingfish Drive right-of-way and into easement area created by Official Records Book 7595, page 2213.

AS TO SURVEY H:

an) 6 foot wood fence crosses the Southwest side of the premises and extends onto abutting parcels; and

ao) Possible unrecorded easement rights for the water meters located on the parcel.

AS TO SURVEY PARCEL I:

ap) Northeasterly portion of the premises is submerged land with a wood dock located thereon;

aq) Possible unrecorded easement rights for the telephone box and water meter located on the parcel;

ar) 6 foot wood fence crosses the Southwest side of the premises and extends onto abutting parcels; and

as) Concrete extends onto abutting Parcel 1A.

AS TO SURVEY PARCEL L:

at) Sign located partially in shell alley and partially on the Westerly boundary of the parcel; and

au) Possible encroachment by four foot chain link fence and two foot concrete wall along the northwesterly boundary of the premises.

AS TO SURVEY PARCEL 1, also known as “MARINA” PARCEL:

av) Wood dock and tie poles extend outside of the submerged land lease area;

aw) Brick wall, brick planter, and block wall encroach into the right-of-way of Kingfish Drive; and

ax) Water valves located on westerly boundary along right-of-way of Kingfish Drive;

ay) Gaps between submerged land lease areas created by Official Records Book 16138, page 1666 and submerged land lease Area B in Official Records Book 17086, page 211.

AS TO SURVEY PARCEL 1A:

az) Unrecorded easement rights disclosed by the reclaimed water meters, telephone box and mailbox located on the premises; and

ba) Wood dock is not insured hereby.

C10109	10 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185

SCHEDULE B SECTION II

EXCEPTIONS

AS TO SURVEY PARCEL 2A:

bb) Dock encroaches into adjacent property to the northeast; said dock is not insured hereby; and bc) Unrecorded easement rights disclosed by the reclaimed water meters and mailbox located on the premises.

31.	Rights of the public and others thereunto entitled in and to the use of the concrete sidewalks located along the right-of-way of Kingfish Drive and lying partially on PARCELS D, E and CC herein, as disclosed by the Survey prepared by Geodata Services, Inc., as Job No. 4237, dated October 25, 2007, as last revised. (As to PARCELS D, E and CC)

NOTE: All recording references in this commitment/policy shall refer to the public records of Pinellas County, Florida, unless otherwise noted.

NOTE: In accordance with Florida Statutes section 627.4131, please be advised that the insured hereunder may present inquiries, obtain information about coverage, or receive assistance in resolving complaints, by contacting Commonwealth Land Title Insurance Company, 5690 West Cypress Street, Suite A, Tampa, FL 33607; Telephone 866-632-6200.

Searched By: Cindy Sturtz

END OF SCHEDULE B – SECTION II

C10109	11 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

PARCEL 1A:

Lot 14, Block 3, CONEY ISLAND, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida.

AND

That certain parcel of land lying Northeasterly of Lot 14, Block 3, CONEY ISLAND SUBDIVISION, as recorded in Plat Book 9, Pages 34 and 35, Public Records of Pinellas County, Florida, lying in Government Lot 3, Section 15, Township 31 South, Range 15 East, and being more particularly described as follows:

Begin at the Northeast corner of said Lot 14; thence along the Northerly line of said Lot 14 by a curve to the left, radius 4,712.00 feet, arc 40.00 feet, chord North 44°40’00” West, 40.00 feet; thence North 45°05’00” East, 9 feet more or less to the waters of Boca Ciega Bay; thence Southeasterly along the waters edge of Boca Ciega Bay to a point lying North 45°34’00” East, 9 feet more or less from the Point of Beginning; thence South 45°34’00” West, 9 feet more or less to the Point of Beginning.

TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

PARCEL 2A:

Lot 15, Block 3, CONEY ISLAND, according to the plat thereof as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida. TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

PARCEL CC: (ALSO KNOWN AS THE “KINGFISH PARCEL”)

FEE PARCEL:

That portion of Government Lot 3, Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida, being more particularly described as follows:

Commence at the point of tangency of a curve of the centerline of State Road No. 699, Pinellas County, Florida, Section 15100-2509, said point having a station 20+16.20; thence back along said curve, a distance of 452.50 feet to the intersection of the Northerly right-of-way line of 127th Avenue North, also being the southerly line of Block 3, CONEY ISLAND, as per plat thereof, recorded in Plat Book 5, Pages 34- 35, Public Records of Pinellas County, Florida, said point having a station 15+63.70, said curve being concave to the northeast, having a radius of 1909.86 feet, and being subtended by a chord S 22°53’23” E, 451.44 feet; thence departing said curve, along the extension of and said southerly line of Block 3, being a curve concave to the northwest, a distance of 386.48 feet to the intersection with the centerline of vacated Lagoon Lane, vacated per Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida, said curve having a radius of 1875.00 feet, and being subtended by a chord N 52°35’21” E, 385.80 feet; thence along said centerline of vacated Lagoon Lane, being a curve concave to the southwest, a distance of 398.15 to the intersection with the centerline of a 66 foot strip of land per Clerk’s Instrument No. 323370 records of Pinellas County, Florida, said curve having a radius of 4742.00 feet, and being subtended by a chord N 46°20’52” W, 398.03 feet, said point being the POINT OF BEGINNING; said point of intersection being N 24°32’26” E, 46.06 feet of the point of beginning of said centerline of a 66 foot strip of land per said Clerk’s Instrument No. 323370; thence along said centerline of a 66 foot strip of land, being a curve concave to the southeast, a distance of 222.24 feet to a point of tangency, said curve having a radius of 955.37 feet, and being subtended by a chord N 32°35’09” E, 221.74 feet; thence continuing along said centerline, N 39°15’00” E, 151.37 feet; thence departing said centerline, S 50°05’21” E, 253.11 feet; thence S 15°27’25” E, 123.35 feet; thence S 45°58’28” W, 35.09 feet; thence S 50°04’09” E, 96.36 feet; thence S 47°23’14” W, 262.80 feet; thence N 44°44’16” W, 97.59 feet; thence S 48°52’35” W, 30.08 feet to a point on the aforementioned centerline of vacated Lagoon Lane; thence along said centerline, being a curve concave to the southwest, a distance of 281.63 feet, said curve having a radius 4742.00 feet, and being subtended by a chord N 47°03’06” W, 281.59 feet back to the POINT OF BEGINNING. LESS that portion of land lying within 33 feet of the centerline as described in above noted Clerk’s Instrument No. 323370, and LESS right-of-way for State Road No. 699.

C10109	12 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

and

LEASEHOLD PARCEL:

That certain Leasehold Estate created by the Sovereignty Submerged Lands Lease Renewal and Modification to Allow Gambling Vessels between the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, as Lessor, and AGNES E. RICE, as Lessee, recorded in Official Records Book 13929, Page 82, as renewed by Sovereignty Submerged Lands Lease Renewal recorded in Official Records Book 16962, page 1863, and modified by Sovereignty Submerged Lands Lease Modification to Reflect Change in Ownership recorded in Official Records Book 17086, page 211, Public Records of Pinellas County, Florida, which shows RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as Lessee, as it pertains to the following described parcel:

DESCRIPTION: SUBMERGED LAND LEASE AREA “B”

A Parcel of submerged land lying in Section 15, Township 31 South, Range 15 East, Boca Ciega Bay, Pinellas County, Florida, being more particularly described as follows:

Commence at a point of curvature for a curve concave to the Northeast, in the centerline of Kingfish Drive, run S 50°29’23” E 33.00 feet to a point on the Southerly right-of-way line of said Kingfish Drive; thence S 39°30’37” W, along said right-of-way line, 75.26 feet; thence S 50°20’47” E, 194.82 feet to the Point of Beginning; thence N 74°07’25” E, 60.12 feet; thence S 15°57’47” E, 154.56 feet; thence S 15°11’11” W, 74.72 feet to a point of intersection with the Easterly boundary of that parcel of submerged lands as described in Trustees of the Internal Improvement Fund Deed No. 19269; thence along said Easterly line N 50°08’06” W, 74.45 feet; thence, along the Mean High Water Line and the face of an existing seawall, N 47°49’11” E, 33.57 feet; thence N 15°29’36” W, 126.39 feet; thence N 50°20’47” W, 19.14 feet to the Point of Beginning.

C10109	13 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

SURVEY PARCEL C - 2:

FEE PARCEL:

Lots 1, 2, 3, 4, 5 and 6, Block 1, CONEY ISLAND, according to plat thereof recorded in Plat Book 5, pages 34 and 35, public records of Pinellas County, Florida; LESS that part lying within 33 feet of the center line of State Road No. 699 as described in Clerk’s Instrument No. 323370 records of Pinellas County, Florida.

TOGETHER WITH that portion of Lot 1, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary; and

AND TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

and

LEASEHOLD PARCEL:

That certain Leasehold Estate created by the Sovereignty Submerged Lands Lease Renewal and Modification to Allow Gambling Vessels between the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, as Lessor, and AGNES E. RICE, as Lessee, recorded in Official Records Book 13929, Page 82, as renewed by Sovereignty Submerged Lands Lease Renewal recorded in Official Records Book 16962, page 1863, and modified by Sovereignty Submerged Lands Lease Modification to Reflect Change in Ownership recorded in Official Records Book 17086, page 211, Public Records of Pinellas County, Florida, which shows RICE FAMILY HOLDINGS, LLLP, a Florida limited liability limited partnership, as Lessee, as it pertains to the following described parcel:

DESCRIPTION: SUBMERGED LAND LEASE AREA “A”

A Parcel of submerged land lying in Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, along the South bank of John’s Pass, being more particularly described as follows:

Commence at a point of curvature for a curve concave to the Northeast, in the centerline of Kingfish Drive, run N 50°29’20” W 33.01 feet to a point on the Northerly right-of-way line of said Kingfish Drive and being the point of curvature for a curve to the left along the South Boundary of CONEY ISLAND RICE REPLAT, as recorded in Plat Book 105, page 50 of the Public Records of Pinellas County, Florida; thence along the arc of said curve 62.31 feet, said curve having a radius of 195.41 feet and chord which bears N 30°22’33” E, 62.04 feet to a point on the mean high water line; thence along said line S 54°28’03” W, 3.26 feet; thence S 31°03’24” W, 15.61 feet; thence S 51°10’45” W, 36.90 feet to the Point of Beginning; thence S 51°10’45” W, 26.68 feet; thence S 31°33’33” W, 41.94 feet; thence S 15°31’42” W, 26.41 feet; thence S 42°31’30” W, 100.79 feet; thence N 47°52’36” W, 21.07 feet; thence N 80°12’10” W, 32.96 feet; thence S 58°41’26” W, 56.04 feet; thence S 45°33’02” W, 38.14 feet; thence S 25°22’05” W, 41.04 feet; thence S 30°22’44” W, 89.45 feet; thence S 38°45’43” W, 37.68 feet; thence S 45°12’10” W, 47.16 feet to the point of intersection of said Mean High Water Line and the Westerly boundary of said CONEY ISLAND RICE REPLAT and the Easterly right-of-way line of Gulf Boulevard; thence N 16°29’54” W, along said line, 30.47 feet; thence leaving said line, N 44°50’29” W, 19.00 feet; thence N 43°33’14” E, 66.08 feet; thence N 37°08’55” E, 125.62 feet; thence N 22°02’07” E (DESCRIPTION) N 22°02’07” W (CALCULATED), 20.89 feet; thence N 46°16’15” E, 157.30 feet; thence N 48°53’29” E, 162.23 feet; thence S 55°42’58” E, 28.73 feet; thence S 12°35’46” E, 45.25 feet to the Point of Beginning.

C10109	14 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

LESS AND EXCEPT that portion lying within State Road No. 699.

SURVEY PARCEL D:

Lot 10, Block 3, CONEY ISLAND SUBDIVISION, according to the map or plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, together with any and all riparian rights appertaining thereto.

TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, and TOGETHER WITH that portion of vacated alley adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL E:

Lots 8 and 9, Block 3, CONEY ISLAND SUBDIVISION, according to the map or plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida.

TOGETHER WITH that portion of vacated alley adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL F:

Lots Three (3), Four (4), Five (5), Six (6) and Seven (7) in Block Three (3), CONEY ISLAND SUBDIVISION, according to Plat thereof, recorded in Plat Book Five (5), Pages 34 and 35, Public Records of Pinellas County, Florida; LESS that portion taken for highway purposes as described in Order of Taking recorded April 30, 1969 in Official Records Book 3069, Page 414, and TOGETHER WITH that portion of vacated alley adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL G:

Lot 11, Block 3, CONEY ISLAND SUBDIVISION, according to the plat thereof as recorded in Plat Book 5, Page 34, Public Records of Pinellas County, Florida; TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, and TOGETHER WITH that portion of vacated alley adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL H:

Lot 12, Block 3, CONEY ISLAND SUBDIVISION, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

C10109	15 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

SURVEY PARCEL I:

Lot 13, Block 3, CONEY ISLAND, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, TOGETHER WITH that portion of vacated Lagoon Drive adjoining that attaches by operation of law pursuant to Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida.

SURVEY PARCEL L:

From a point of beginning at the most Southerly corner of Lot 17, Block 3, CONEY ISLAND SUBDIVISION as recorded in Plat Book 5, Pages 34 and 35 of the Public Records of Pinellas County, Florida; run by a curve to the left along the Northwest side of 127th Avenue, radius 1875 feet, arc 70 feet, chord North 53°32’55” East, 70 feet; thence North 40°57’ West, 74.44 feet; thence by a curve to the right, parallel to the Northeasterly boundary of Lot 17, radius 1800.72 feet, arc 30.71 feet, chord South 53°06’33” West, 30.71 feet; thence by a curve to the left, radius 465 feet arc 81.21 feet, chord South 12°06’10” East, 81.17 feet to the point of beginning. Said parcel being a part of Lots 16 and 17, Block 3, of Coney Island Subdivision, Town of Sunshine Beach, Pinellas County, Florida; LESS AND EXCEPT that portion of said Lot 17 lying within the right-of-way of Gulf Boulevard, State Road 699.

SURVEY PARCEL O: (ALSO KNOWN AS A PORTION OF THE “PALMER PARCEL”)

Lot 5, Block 2, and that part of Lot 30, Block 2, CONEY ISLAND, according to the plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, described as follows: From the Southeast corner of said Lot 30, run thence S. 72°50’ W., 73.19 feet along the Southerly boundary thereof for a POINT OF BEGINNING; run thence N. 09°44’36” W., 28.84 feet; thence S. 80°07’05” W., 30.56 feet to the Westerly boundary of said Lot 30; thence Southerly along said Westerly boundary to the Southwest corner of said Lot 30; thence Easterly along said lot’s Southerly boundary to the Point of Beginning.

SURVEY PARCEL P: (ALSO KNOWN AS A PORTION OF THE “PALMER PARCEL”)

Lot 6, Block 2, CONEY ISLAND SUBDIVISION, as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, less the following portion: Beginning at the Northwest corner of said Lot 6 run North 88°47’02” East, 62.51 feet along the Northerly line of said Lot 6; thence South 01°13’40” West., 7.51 feet; thence run North 88°07’20” West, 61.87 feet to an intersection with the Westerly boundary line of said Lot 6; thence run Northerly along said Westerly boundary of said Lot 6, 4.17 feet to the Point of Beginning.

Also the following portion of said Lot 7, Block 2, of said CONEY ISLAND SUBDIVISION: From a Point of Beginning at the Southeast corner of Lot 7, Block 2, CONEY ISLAND SUBDIVISION, as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, run North 00°07’50” West, 6.6 feet along the East boundary of said Lot 7; thence run South 85°16’40” West, 39.5 feet; thence South 01°13’40” West, 4.19 feet to an intersection with the Southerly line of said Lot 7; thence North 88°47’02” East, along said Southerly boundary of said Lot 7, 39.49 feet to the Point of Beginning.

C10109	16 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

TOGETHER WITH that portion of vacated Sunshine Lane adjoining said portion of Lot 7 that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, page 66 and amended by Official Records Book 7426, page 80, Public Records of Pinellas County, Florida.

ALSO TOGETHER with that tract of land lying Westerly of Lots 4 and 5, Block 2, of aforesaid CONEY ISLAND SUBDIVISION, to the waters of the Gulf of Mexico, between, the Northwesterly line of said Lot 5 and the Southeasterly line of said Lot 4, extended Westerly to the said waters of the Gulf of Mexico.

COMBINED SURVEY PARCELS M, N, Q AND R: (ALSO KNOWN AS THE “ROCK HOUSE PARCEL”)

All of ROCK HOUSE REPLAT, according to the map or plat thereof recorded in Plat Book 98, Page 41, Public Records of Pinellas County, Florida.

TOGETHER WITH that portion of the East 1/2 of Sunshine Lane which was vacated by the Resolution recorded in Official Records Book 7426, page 66 and amended by Official Records Book 7426, page 80, Public Records of Pinellas County, Florida, and which abuts said plat of ROCK HOUSE REPLAT.

SURVEY PARCEL S:

Lots 18 to 21 inclusive, less part described in Clerk’s Instrument No. 69042143, Official Records Book 3069, Page 429, Block 2, CONEY ISLAND, according to the map or plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida;

TOGETHER WITH that portion of Lot 2, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary; and

TOGETHER WITH that portion of vacated Lagoon Lane adjoining that attaches by operation of law pursuant to Resolution recorded in Official Records Book 7426, Page 66 and Official Records Book 7426, Page 80, Public Records of Pinellas County, Florida.

SURVEY PARCEL T:

Lot Seven (7) and the Southwesterly three (3) feet of Lot Eight (8), in Block One (1), CONEY ISLAND SUBDIVISION, according to plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, less right-of-way of County Highway State Road No. 233;

TOGETHER WITH that portion of Lot 1, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary.

SURVEY PARCEL AA:

All of Lots Nine (9) and Ten (10) and Lot Eight (8), less the Southwesterly three (3) feet thereof, in Block One (1), CONEY ISLAND, according to plat thereof recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida, Less right-of-way of County Highway State Road No. 233; Also that tract or parcel of land lying North and East of and adjoining Lot 10, in Block 1, of Coney Island, according to said plat and lying between the Northeasterly boundary of County Road #233 and the waters of John’s Pass, in Government Lot 3 of Section 15, Township 31 South, Range 15 East, Pinellas County, Florida;

C10109	17 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

TOGETHER WITH that portion of Lot 1, Block 1, CONEY ISLAND RICE REPLAT, according to the map or plat thereof recorded in Plat Book 105, Page 50, Public Records of Pinellas County, Florida, lying within the above described boundary.

PARCEL 1: (ALSO KNOWN AS “MARINA” PARCEL)

FEE PARCEL

All land in Government Lot 3, Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, described as follows:

From the Northeast corner of Block 1, CONEY ISLAND, as recorded in Plat Book 5, Pages 34 and 35, Public Records of Pinellas County, Florida; run South 21°37’51” West, 39.93 feet to a POINT OF BEGINNING; thence run North 40°12’30” East, 75 feet along the Easterly right-of-way line of State Highway No. 233 (Gulf Boulevard); thence continue along said right-of-way line by a curve to the left, radius 226.19 feet, arc 124.97 feet, chord North 24°22’50” East, 123.38 feet; thence South 89°03’29” East, 13.45 feet, to Point “A”. Return to the Point of Beginning; thence run South 49°30’30” East, 167.8 feet to a seawall on Boca Ciega Bay; thence run Northerly; thence northwesterly along said seawall to John’s Pass; thence run Westerly and Southwesterly along said seawall to Point “A”.

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

That portion of Government Lot 3, Section 15, Township 31 South, Range 15 East, Pinellas County, Florida, being more particularly described as follows:

Commence at the point of tangency of a curve of the centerline of State Road No. 699, Pinellas County, Florida, Section 15100-2509, said point having a station 20+16.20; thence back along said curve, a distance of 452.50 feet to the intersection of the Northerly right-of-way line of 127th Avenue North, also being the southerly line of Block 3, CONEY ISLAND, as per plat thereof, recorded in Plat Book 5, Pages 34- 35, Public Records of Pinellas County, Florida, said point having a station 15+63.70, said curve being concave to the northeast, having a radius of 1909.86 feet, and being subtended by a chord S 22°53’23” E, 451.44 feet; thence departing said curve, along the extension of and said southerly line of Block 3, being a curve concave to the northwest, a distance of 386.48 feet to the intersection with the centerline of vacated Lagoon Lane, vacated per Resolution No. 90-66 recorded September 9, 1990 in Official Records Book 7372, Page 1717, Public Records of Pinellas County, Florida, said curve having a radius of 1875.00 feet, and being subtended by a chord N 52°35’21” E, 385.80 feet; thence along said centerline of vacated Lagoon Lane, being a curve concave to the southwest, a distance of 398.15 to the intersection with the centerline of a 66 foot strip of land per Clerk’s Instrument No. 323370 records of Pinellas County, Florida, said curve having a radius of 4742.00 feet, and being subtended by a chord N 46°20’52” W, 398.03 feet; said point of intersection being N 24°32’26” E, 46.06 feet of the point of beginning of said centerline of a 66 foot strip of land per said Clerk’s Instrument No. 323370; thence along said centerline of a 66 foot strip of land, being a curve concave to the southeast, a distance of 222.24 feet to a point of tangency, said curve having a radius of 955.37 feet, and being subtended by a chord N 32°35’09” E, 221.74 feet; thence continuing along said centerline, N 39°15’00” E, 151.37 feet to the POINT OF BEGINNING; thence continue along said centerline, N 39°15’00” E, 90.13 feet to a point of curvature; thence along said curve a distance of 86.22 feet, said curve being concave to the northwest, having a radius of 193.19 feet, and being subtended by a chord N 26°27’53” E, 85.51 feet; thence departing said centerline, S 89°38’20” E, 45.62 feet; thence along a seawall on John’s Pass and Boca Ciega Bay the following eight (8) courses; 1) N 42°30’45” E, 133.12 feet; 2) N 75°22’31” E, 23.64 feet; 3) S 57°36’23” E, 97.95 feet; 4) S 34°58’39” W, 0.72 feet; 5) S 58°41’52” E, 32.46 feet; 6) S 13°32’22” W, 47.24 feet; 7) S 35°46’57” W, 308.86 feet; 8) S 41°13’52” W, 21.15 feet; thence N 50°05’21” W, 206.01 feet back to the POINT OF BEGINNING; LESS that portion of land lying within 33 feet of the centerline as described in above noted Clerk’s Instrument No. 323370, and LESS right-of-way for State Road No. 699.

C10109	18 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

Order No.: 3810343 Customer Reference: 12-185
EXHIBIT “A”

and

LEASEHOLD PARCEL:

That certain Leasehold Estate created by the Sovereignty Submerged Lands Lease Renewal and Modification to Reflect Current Structures between the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, as Lessor, and JOHN’S PASS MARINA, INC., a Florida corporation, as Lessee, recorded in Official Records Book 16138, Page 1666, Public Records of Pinellas County, Florida.

C10109	19 of 19	ALTA Commitment (6/17/06) (with Florida Modifications)
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

EXHIBIT C

GATOR’S INVENTORY

Gator’s Cafe & Saloon On Property Assets

Entrance:

-1 Pirate Float (pirate boat on 15ft 4 wheel trailer)

West Tent

-2 advertising parasail flag banners

-1, 3 sided wooden ticket booth

-1 40ft x 100ft tent

-1 4 sided enclosed parasail ticket booth

-3 picnic benches

-2 4 top tables

-17 chairs

-2 TV stands

-1 3 sided wooden DJ booth

-1 2 piece tent stage

-1 set of stage stairs

-4-4 top tables

-1 char grill

-4 high top community tables

-1 wet bar

-1 2 door draft beer cooler

-1 outside food distribution stainless steel line

-6 blue/orange “Gator” garbage cans

-5-4 top tables

7 potted plants

-l” King Gator statue

-2 A frame signs

-1 brochure display

-1 “Football King Gator” statue

-1 curbside gator

-2 gator benches

-1 “Tebow” sign

-1 Danny Waurefull sign

-1 Captain Morgan statue

West Deck:

-16 picnic benches with umbrellas

-10 potted plants

-1 wet bar

Entry Way:

-1 gator information sign

-1 Elvis statue

-1 seating sign

-1 specials sign

-1 host wooden host stand

East Deck:

-12 picnic tables with umbrellas

-1 wet bar (boatbar)

-8 round patio tables with 32 chairs

-1 “fence gator”

-1 floor fan

Interior of “Gator’s”:

-12-4 top tables with 48 chairs

-5 high top tables with 20 chairs

-1-2 drawer top loaded beer cooler (main bar)

-1-3 door draft cooler (tent bar)

1 beer tub (main bar)

Charlie Deck:

-2 picnic tables

-1 wet bar

-1 wooden fully enclosed ticket booth 8’x16’ container

-1 storage unit

Tiki Bar:

-7 round patio tables with 28 chairs

-1 floor fan

-20 round bar stools

-1 “King Gator” statue erected above door

-1-2 door beer cooler

-1 beer tub

-1-2 door draft beer cooler

-1-3 compartment sink

Swamp:

-17-4 top tables with 68 chairs

-1-6 top table with 6 chairs

Rail Deck:

-28 round bar stools

Bungalo:

-3-4 top patio tables with 16 chairs

-1 round patio table with 4 chairs

Saloon:

-4-4 top tables with 16 chairs

-4 high top tables with 16 chairs

-4-4 top booth with booth seating table tops are part of memorabilia collection with Sid Rice/RFH,LLLP

-20 bar stools

-1-3 drawer top loaded beer cooler

-2-2 front door coolers

EXHIBIT D

MEMORABILIA AGREEMENT

EXHIBIT E

EQUIPMENT LEASES

SERVICE AGREEMENT
			Customer: 094900	AGRE1208
Alsco 660 40th Street South St. Petersburg FL 33711	Phone : Fax :	(727) 327-5011 (727) 328-1560 010-000-000		Location: Route: Stop: Freq: Days:	094901 07 035 WKLY Tue
Service Agreement For:
Gators Café & Saloon 12754 Kingfish Dr Treasure Island, FL 33706-5022
			Phone Number:727-367-8951 Purchase Order (Old): Purchase Order (New):		Linen Mop Towels Etc.

Alsco agrees to supply and the Customer agrees to accept exclusively from Alsco all of the for the types of merchandise listed in the attached schedules at the following prices and on the following terms and conditions.

1.	All goods shall be cleaned and maintained by Alsco, and any goods that need to be replaced due to normal wear will be replaced by Alsco at no cost to the Customer. All goods furnished are the property of Alsco and the Customer will pay the current replacement charges for any items which are lost or damaged other than from normal wear.

2.	The term of this Agreement shall be effective on the date of Alsco Management Approval and continue 60 months from the date of installation and shall be renewed for successive 12 month terms unless the Customer or Alsco gives written notice of non-renewal by registered mail 90 days prior to the end of the current term.

3.	If this Agreement is terminated, the Customer shall purchase all goods in service at the replacement charge less depreciation of 3% per month up to a maximum of 50% depreciation, and pay as liquidated damages, an amount equal to 25% of the average weekly rental volume for the prior 13 weeks for each week of the remaning term.

4.	The Customer may terminate this Agreement and pay no liquidated damages if such termination is due to Alsco’s failure to perform, of which Alsco was notified by registered mail of specific deficiencies with their performance and those deficiencies were not resolved within 30 days of notification.

5.	On each anniversary date the current prices shall be increased by the amount of the increase in the Consumer Price Index for the prior 12 months. Alsco may make additional price increases by separate written notice or by notation on the Customer’s invoice, provided the Customer may reject such increases by giving written notice within 10 days after receipt of notice and such increases.

6.	All charges shall be payable upon delivery. Alsco may approve a credit account subject to the terms of Alsco’s credit application.

7.	Flat Rate Service shall be charged per wearer or item at the Unit Price times the agreed changes per week.

8.	Unit Price With Minimum Usage Service shall be charged at the Unit price times the quantity of the items used, provided that if the quantity actually used falls below the Agreed Minimum percentage of the inventory, the charge shall be the Unit Price times the Agreed Minimum percentage of the inventory.

9.	Revenue from all charges is used to offset costs and to provide general revenue to Alsco. The Service Charge is used to pay various fluctuating costs related to the environment, energy, service and delivery of our goods and services.

10.	Unless otherwise specified, the goods being supplied by Alsco are designed for general purpose use and are not flame resistant or treated to resist acids or other caustic or hazardous materials. Alsco gives no implied warranty of fitness for a particular purpose. The Customer shall indemnify and hold Alsco harmless from any loss as a result of toxic or hazardous substances that may soil the goods through the Customer’s use, and the Customer shall notify Alsco of the existence of such substances. Alsco may refuse to handle or process any goods soiled with toxic or hazardous substances.

11.	All costs, including reasonable attorney’s fees and costs, incurred by the prevailing party, in connection with any claim under this Agreement, shall be paid by the other party.

12.	This Agreement shall be binding upon the successors and assigns of the parties. The Customer certifies that Alsco is in no way infringing upon any existing contract between the Customer and another party to supply the services described above.

13.	This Agreement constitutes the final agreement between the parties and supercedes all prior negotiations or agreements.

no price increase one year [ILLEGIBLE]

Customer Name and Title (please print)		Alsco Representative

	[ILLEGIBLE]		10/18/06
Authorized Customer Signature	Date	Alsco Management Approval	Date

SERVICE AGREEMENT
			Customer: 094900	AGRE1208
Alsco 660 40th Street South St. Petersburg FL 33711	Phone : Fax :	(727) 327-5011 (727) 328-1560 010-000-000		Location: Route: Stop: Freq: Days:	094901 07 035 WKLY Tue
Service Agreement For:
Gators Café & Saloon 12754 Kingfish Dr Treasure Island, FL 33706-5022
Phone Number: 727-367-8951 Purchase Order (Old): Purchase Order (New):

Line	Product	Description	Invt	Min	Full	Rent	Wash	Replace
0060	4315	Grill Pad	5	40%	0.1500			1.07
0070	4005-WH	Bar Towel, White	1400	40%	0.1700			1.12
		Invty Maint = 3% of Soil
0090	3205-NV	Bib Apron, Navy	120	40%	0.4500			2.89
		Invty Maint = 1% of Soil
0281	3015-WH	Napkin, White			0.2450			1.90
		Invty Maint = 3% of Soil
0320	3015-FG	Napkin, Forest Green			0.2450			1.90
		Invty Maint = 3% of Soil
0340	615-WH	52X52 TC, White			1.2000			7.95
0341	615-IV	52X52 TC, Ivory			1.1500			7.95
0350	615-BK	52X52 TC, Black			1.2000			7.95
0370	615-NV	52X52 TC, Navy	1		1.2000			7.95
0380	664-IV	52X114 TC, Ivory			4.3600			16.98
0381	664-WH	52X114 TC, White			4.5450			16.98
0390	625-NV	61X61 TC, Navy			2.7800			9.83
0410	2405	4X6 Gators Café & Saloon	4	2	6.1250			150.00
0450	2020-BN	4X6 Mat, Brown	8	4	5.5650			37.60
0451	2020-BN	4X6 Mat, Brown	4	2	5.5650			37.60
0460	2020-BN	4X6 Mat, Brown	2	1	5.5650			37.60
0475	2020-BN	4X6 Mat, Brown	4	2	5.5650			37.60
0500	2020-BN	4X6 Mat, Brown	4		5.5650			37.60
0580	5515-GN	Vinyl Laundry Bag, Green	3	50%	0.7950			4.88
0581	1240200-WH	Chef Coat 65/35 Pearl Button, White		50%	3.3400			19.80
0620	9650	Laundry Bag Stand		1	0.5600			15.00
0680	9925	Special Delivery Charge			43.2150			NoChrg
0681	D305	Bulk Rags			1.6600			NoChrg

		Stop Minimum		30.00
		Service Charge		9.00

10/18/06
Authorized Customer Signature	Date	Alsco Management Approval	Date

Acc[ILLEGIBLE] # 35337
NUCO2 INC.
NITROGEN GENERATOR AGREEMENT

LESSEE:	GATORS CAFE

d/b/a:	GATORS CAFE

Street:	12754 KINGFISH DRIVE

CITY:	TREASURE ISLAND	State:	FL	Zip:	33706

TELEPHONE:	5 727-367-8751 F-727-363-8307

The undersigned (“LESSEE”) agrees to lease from NuCO2 Inc. (“LESSOR”) the Equipment described in Paragraph. 1 below, subject to the following terms and conditions (including those on the second page of this Agreement):

1. Equipment Schedule:

Qty: one (per location) nitrogen generator system model BBS-200 with piping, lines, reservoir tank; fittings, BlastOff leak detection, back up nitrogen cylinder, etc., as determined by LESSOR (collectively, the “Equipment”).

2. Payments:

LESSEE hereby agrees to pay LESSOR $ 152 00 (per location) plus applicable taxes per month for the lease of the Equipment (“Monthly Fee”).

Interest shall accrue at the rate of 1 1/2% per month on all unpaid balances 30 days or more in arrears. All payments shall be made by LESSEE without set-off or deduction of any kind. On each anniversary of the commencement of the term of this Agreement, the Monthly Fee shall be increased by an amount equal to the percentage change in a weighted average of U.S. Department of Labor price indices selected by LESSOR to reflect LESSOR’s increased costs.

3. Term: The term of this Agreement shall commence on the later of (i) the date of this Agreement or (ii) the date the Equipment is installed and shall terminate six (6) years thereafter (“Initial Term”). This Agreement shall automatically renew for successive one (1) year terms. During the Initial Term, LESSEE may, at its option, terminate this Agreement upon at least twelve (12) months written notice to LESSOR in which case LESSEE shall, in addition to any unpaid balances, pay $1,200 (per location) to LESSOR. Subsequent to the Initial Term, LESSEE may at its option, terminate this Agreement upon at least (a) twelve (12) months written notice to LESSOR in which case LESSEE shall pay any unpaid balances only or (b) one (1) month written notice to LESSOR in which case LESSEE shall, in addition to any unpaid balances, pay $1,200 (per location) to LESSOR. LESSEE acknowledges and agrees that the foregoing sums are reasonable payment to LESSOR to compensate it (and not a penalty) for installation and other costs associated with the Equipment.

4. Taxes, Fees: LESSEE shall pay all applicable taxes (including personal property taxes on the Equipment together with a personal property tax preparation service charge retained by LESSOR), fees, assessments and penalties and will provide permits and licenses in any manner connected with the operation and/or use of the Equipment, and will comply with all laws, regulations and ordinances applicable thereto.

    Attached is a Store Location Listing and/or other addendum.

LESSEE:	GATORS CAFE	Dated:	5-14-07
By:		Witness:
✓	Print Name: TOM RUSSO
Print Title: GM
Authorized Signature

LESSOR:	NuCo2 Inc.
By:
Print Name: THOMAS RUSSO
Print Title: G.M.

NuCO2 Inc, 2800 SE Market Place, Smart, FL -34997 — (800) 472-2855

Tampa, FL	9029 Denton Avenue	Brooksville, FL
(813) 884-4488	Hudson, FL 34667-4340	(352) 799-9239
(727) 862-5994

BAY CITIES GAS

LIQUEFIED PETROLEUM GAS SERVICE CONTRACT

THIS AGREEMENT made and entered into this 18th day of

July, 2011, by and between Bay Cites Gas and Gators Cafe & Saloon

A Sole Owner / Partnership / Corporation I Non-Profit – circle appropriate organization (hereinafter referred to as the “Customer”) and BAY CITIES GAS, 9029 Denton Ave., Hudson, FL 34667 (hereinafter referred to as the “Company”).

The parties hereto covenant and agree:

1.	That the Company hereby lends to the Customer all the equipment located at the address above to use Company’s Liquefied Petroleum Gas Service for storing and supplying of Liquefied Petroleum to the Customer, including tank(s), regulator(s) and all other related equipment.

2.	That all gas used by the Customer shall be filled by the Company at the rate of (see guaranteed price agreement) dollars per gallon, excluding any taxes which may be imposed on it. The Customer agrees to promptly pay all sums due the company and if any sums shall not be paid within ten (10) days of its due date, the Company may cut off the supply of gas without notice to the Customer. The Company is not responsible for Customer’s financial loss due to shut-off for non-payment. The price per gallon may be raised or lowered without notice in the event the Company’s cost of product is changed.

3.	That the term of the agreement shall be for a term of 3 years, commencing on July 18, 2011, non-cancelable for the initial term, and shall renew itself for an additional term on each anniversary date. However, the Company or the Customer may terminate this Agreement after the initial term, or subsequent renewal, by giving a sixty (60) day written notice to the other party.

4.	That neither party shall be liable in damages or otherwise to the other for any failure to perform hereunder when performance is prevented, delayed, or in connection with any embargo, order, requisition, or request of any government or acting authority, act of God, fire, explosion, strike, industrial disturbance, accident, war, loss or impairment of supply at the shipping point designated herein, or facilities of production or transportation, or any other cause whatsoever beyond such party’s control whether or not similar to the cause whatsoever enumerated herein. Notwithstanding the obligations of this Agreement, the Company may apportion its available supply at a given location, or in a stated area, among its Customers in such reasonable manner as it may determine.

Propane

COMMERCIAL ACCOUNT GUARANTEED PRICE PROGRAM AGREEMENT

This document confirms the purchase agreement between

Bay Cities Gas (“Seller”)

and

Gators Café & Saloon (“Buyer”).

Buyer agrees to purchase 13,000 gallons of propane to be delivered between July 19, 2011 and July 18, 2012 at a FIXED PRICE of $2.239 per gallon.

Buyer agrees to purchase propane from Seller at the above Fixed Price and understands that Seller must enter into Purchase Agreements with its Supplier to guarantee this Fixed Price. Deliveries will be provided on an Auto-Fill basis for gallons purchased. A Non-refundable Administrative Fee, Fuel Surcharge and Taxes will apply for each delivery. Payment terms are Net 30 Days from the date of delivery, and the buyer must remain current on their account to receive propane deliveries at the Fixed Price shown above.

Force Majeure: The Company (Seller) shall not be liable for its failure to perform due to occurrences beyond reasonable control such as acts of God, fire, flood, wars, allocation, shortages or other uncontrollable interruptions.

Customer Signal (Buyer)	Date:	7-18-2011
Branch Rep:	Date:	7/18/11
Branch Manager Approval:	Date:	7/18/11

Customer Name:	Gators Cafe & Saloon	Date: July 18, 2011

Address:	12781 Kingfish Dr.	Phone # 727-367-2942

City/State/Zip:	Treasure Island, FL 33706

Branch # 237	Account # 13715	Account Balance: $4,417.94

New Customer	X Existing Customer	Previous Customer

Seller’s Fixed Price Terms and Conditions is attached hereto and is incorporated herein and made a part hereof

This form must be faxed into the Division Office by the Selling Branch

Kester’s Office Machines, Inc.
PO Box 7614
	Seminole, FL 33775	own machine
(727) 544-7608
	Fax (727) 546-5211	owe $ 1,480.49
	“Since 1970”	in supplies

Rental Agreement

To:	Item(s) Rented: Brother DCP-9040 #M7J205960

Gators (Kingfish Wharf)

12789 Kingfish Drive

Treasure Island, FL 33706    Phone: 367-2942    Fax: 367-8142

The above named party (customer) agrees to pay in advance a monthly rental of $79.99 plus tax starting 4/8/2008 and on the 8 of each month for a minimum of 12 months. In the event payment is 30 day or more late the renter agrees to return rental equipment or let Kester’s Office Machines, Inc. pick up the equipment. Early termination of the rental agreement will result in a termination charge of $500.00 per machine.

The value and purchase price of this equipment as provided is $. As monthly rents are paid the purchase price will be dropped by for every month of paid on time rent.

During the Rental Kester’s Office Machines, Inc. will support the machine by providing all service and parts to keep the machine operational. Machine repairs are the responsibility of Kester’s Office Machines, Inc. and will be preformed during normal business hours at the above address. Damaged caused by miss-use, abuse, fire, water, vandalism, or theft will be preformed and charged for at the standard service rates normally charged by Kester’s Office Machines, Inc.

Toner, Imaging Units and, paper are NOT provided under this agreement. Customer is responsible for the cost of these as needed.

It is agreed that Kester’s Office Machines, Inc. will not be held responsible for any loss or damages caused directly or indirectly from the above rental equipment.

Signature below indicates agreement with the above rental agreement.

4/8/08
Kester’s Office Machines, Inc. Signature	Date

Signature	Date

RENTAL CONTRACT

Ashberry Water Conditioning

2405 FOURTH AVENUE, TAMPA, FLORIDA 33605

TEL (813) 248-0055 or (800) 822-5870 FAX (813)247-7086

NAME: G[ILLEGIBLE]’s Café & Saloon	DATE: 12/07/2006
ADDRES[ILLEGIBLE] 2754 Kingfish Drive Treasure Island, Fl. 33706
PHONE N[ILLEGIBLE]BER: 727-367-8951
ASHBER[ILLEGIBLE]REPRESENTATTVE: Chasity Baldwin	3/17/12
Month to Month
EQUIPMENT	30 days notice
to cancel.

WATER S[ILLEGIBLE]RCE: City VALVE: [ILLEGIBLE] 2850 RESIN TA[ILLEGIBLE]: 16” X 65” OTHER E[ILLEGIBLE]PMENT:

RENT: $[ILLEGIBLE]8.85 Tax and Salt (first and last months rental due at installation)
RENT W[ILLEGIBLE]HOUT SALT DELIVERY SERVICE : $128.85 Plus tax
INSTAL[ILLEGIBLE]HARGE: $250.00 Plus Tax
PURCH[ILLEGIBLE] PRICE: N/A Plus Tax
SALT PR[ILLEGIBLE] $9.50 PLUS TAX PER BAG SOLAR SALT

UNIT MA[ILLEGIBLE]AINED BY AND REMAINS PROPERTY OF ASHBERRY WATER CONDITIONING. RESPONS[ILLEGIBLE]LITIES AND LIABILITIES LIMITED TO MAINTENANCE AND REPAIR OF EQUIPM[ILLEGIBLE] INSTALLED BY ASHBERRY WATER CONDITIONING. DAMAGE CAUSED BY NEGLEC[ILLEGIBLE]ILL BE CHARGED TO THE ABOVE NAMED CUSTOMER. STOLEN UNITS WILL BE CHAR[ILLEGIBLE]D TO THE ABOVE NAMED CUSTOMER. WATER TEMPERATURES MORE THAN 120 DEG[ILLEGIBLE]S F FOR COLD WATER UNITS AND 140 DEGREES F FOR HOT WATER UNITS WILL EF[ILLEGIBLE]T THE MAINTENANCE CONTRACT AND CAUSE CUSTOMER TO BE CHARGED FOR ANY[ILLEGIBLE]MAGES. DELINQUENT ACCOUNTS SUBJECT TO A FINANCE CHARGE OF NO LESS TH[ILLEGIBLE].5% PER MONTH OR 18% PER YEAR. ACCOUNTS BECOME DELINQUENT AFTER 6[ILLEGIBLE]YS. ALL AMOUNTS QUOTED ABOVE TO BE PLUS FLORIDA SALES TAX WHERE APPLICA[ILLEGIBLE]. SERVICE NOT RELATED TO THE UNIT WILL BE BILLED AT A RATE OF $85.00 PE[ILLEGIBLE] OUR PLUS PARTS.

“If t[ILLEGIBLE]strument is referred to an attorney for collection or enforcement. The maker agrees to pay a reasonable attorney’s fee, plus court cos[ILLEGIBLE] the maker is delinquent for a period of sixty (60) days in the payment of any installment hereunder, the holder may collect, and th[ILLEGIBLE]ker agrees to pay, a delinquency charge, such charge to be 18% of the amount of the installment delinquent”

“An[ILLEGIBLE]on to enforce payment hereof or any indulgences, arrangements, renewals or extensions granted the maker shall not be a waiver of or a[ILLEGIBLE] any rights of the holder. In the event of default, any litigation will be in Hillsborough County.”

“If a[ILLEGIBLE] said installment payments shall not be made promptly when due, the holder hereof may at the option of the holder, without notic[ILLEGIBLE]emand, declare the entire balance due hereunder to be immediately due and payable.”

CUSTOM[ILLEGIBLE]SIGNATURE	x

Printed N[ILLEGIBLE]& Title	x

ACCEPT[ILLEGIBLE]ND APPROVED:	TITLE:

ACCEPT[ILLEGIBLE]ATE:

[ILLEGIBLE]	Tampa 2405 East Fourth Avenue Tampa, Florida 33605 813.248.0055 800.822.5870 813.247.7086 Fax

Orlando 407.622.0055

Jacksonville 904.354.055

Fort Myers 239.275.0055

Fax

To:	Tom Russo	From:	Chasity Baldwin

Fax:	727-367-8142	Date:	12/8/06

Phone:	727-367-2942	Pages:	2

Re:	Rental Agreement	CC:

☐ Urgent	☐ For Review	☐ Please Comment	☐ Please Reply	☐ Please Recycle

—Comments:

Tom, here is your rental agreement. Please sign and send back to 813-247-7086. The salt tank we are installing is a 39X48. This tank will use 33 bags of salt. Our first invoice will be aprox. 72680 before tax.

First month adjusted 54.45 last month 108.85 Installation 250[ILLEGIBLE] and 33X9.50 = 313.50 for salt. Thought this might help [ILLEGIBLE] out. If you have any questions please feel free to give me a call @ 813 763-3098.

Thank you Chasity Baldwin

We now deliver swimming pool salt!!!

Call us today for pricing and delivery

([ILLEGIBLE] are set for Install Wednesday 12/13/06.)

EXISTING ACCOUNT

LEASED THEM A MACHINE TO REPLACE THEIR OLD ONE	New Account Checklist State Cleaning Solutions, 3100 Hamilton Ave, Cleveland OH 44114 Phone: 866-727-5477 Fax: 866-262-5914 www.statecleaningsolutions.com

Customer Name:	Gator’s		Contact: X	Reberta Smith
Customer DBA:	Gator’s		Date Opened:	10-31-11
Address:	1275154 Kingfish Drv
City, State, Zip:	Treasure Island 33706
Customer Number	727 367-2542		Telephone: X	367-2942
Tax Exempt:	If yes, form required	YES	Fax: X	727-363-8302
Account Type	New Ownership		Customer email: X	BertaGator’sCafe.com
	Revised Agreement		Install Date:	10-31-11

Check-Off                                                                      680276

	Field Attachments		Office Check-Off
Lease & Fee Agreement	Attached	Not Applicable
Lease & Fee Agreement Exhibit A	Attached	Not Applicable
Machine Placement Form	Attached	Not Applicable
Credit Application	Attached	Not Applicable
Tax Exempt Certificate	Attached	Not Applicable
Initial Invoice	$ Amount	Invoice Number
Other Information

Pre-Print Set-Up

Person who sold the account	Leonard Smith	[ILLEGIBLE]
Person assigned to service the account	Leonard Smith
Route Day and Stop Number	Wen
Date to begin invoicing	11-1-11

Product Par Set-Up
Product #	Product Name	Size	No Charge or Charge Product		Price		PAR
119325	H.w Det	D5		Charge	$	N/C
117698	Fas Dry	D5		Charge	$	N/C
117605	Sani	D5		Charge	$	N/C
			No Charge	Charge	$
			No Charge	Charge	$
			No Charge	Charge	$
			No Charge	Charge	$

CUSTOMER DOES NOT

PAY FOR PRODUCT STARTING 11-1

© 2008 State Industrial Products, Corp.	80N04

Rental and Fee Agreement
State Cleaning Solutions, 3100 Hamilton Ave, Cleveland OH 44114 866-727-5477 www.statecleaningsolutions.com

Customer Name:	Reberta Smith	Contact:	X Reberta Smith
Customer DBA:	Gator’s	Telephone:	X 367 – 2942
Address:	1275154 Kwafish DR.	FAX:	X 363 – 8302
City, State, Zip:	Treasure Island FLA. 33706	Customer email:	X BertaGator’scafe.com

Agreement

This Agreement between the Customer named above (Customer) and State Cleaning Solutions (State), is an agreement to rent the Equipment and Dispensers (Equipment) described below. In addition to the terms below, this Agreement includes Exhibit A, “Terms of Agreement”.

1)	State will provide the Customer with the Equipment and the chemicals included below for use in said Equipment as part of this rental Agreement.

2)	State will regularly service the Equipment and Dispensers to help provide an efficient and effective operation. The cost of maintenance, repairs and parts for the Equipment and Dispensers will be covered by this Agreement unless caused by neglect by the Customer, which will be determined at the sole discretion of State.

3)	Customer will not change, alter or repair the Equipment. Customer will not use chemical products other than those provided by State in the Equipment (or this Agreement and any warranties may be void).

4)	The Initial term of the Agreement is five [ILLEGIBLE] years, commencing 10-31-11 and ending . This Agreement shall continue from year to year thereafter. Either party may terminate this Agreement at the end of the initial term or on the anniversary of any subsequent term thereafter by giving the other party forty five (45) days advance written notice. While this agreement is in effect, price and rental increases will be limited to one per year.

Equipment and Dispensers

Dispensers	One Solution™ 24/7™ Fragrance Factory® Soap Factory® Other
Chemicals Included:
Equipment	Dish Machine				Water Softener
	Make	Model	Serial	SIP Code	Make	Model	Serial	SIP Code
	CMA	B-2	133458	04051
	Other:				Other:
	Make	Model	Serial	SIP Code	Make	Model	Serial	SIP Code
Chemicals Included: Concentrated Machine detergent, Concentrated Rinse Additive, Machine Sanitizer

Fees

Rental and Program Fees		Other Fees
Dish Machine Rental	175.00 Per month	Installation Fee	0
Dish Program Fee	Per	Rack Charge	0.06 Zero after 2000 racks/period
Dispenser Program Fee	Per	Delivery Fee	per delivery
Program Fee	Per	Emergency Service Fee	per visit
Total	Per	Fuel Surcharge	per visit
Additional products at prices in effect at the time of purchase. Sales tax, if applicable will be added to all invoices. Credit terms, if offered, are Net 14 days.

Acceptance

	Accepted by State	Accepted by Customer
Accepted by (signature)
Printed Name
Title
Acceptance Date

© 2008 State Industrial Products, Corp.	Page 1	80R04

Rental and Fee Agreement Exhibit A Terms of Agreement

A) Payment:

(1) Amounts due under this agreement are due and payable at the time of regular service or at the end of the month, whichever comes first, by credit card, or check.

(2) Any installation fee and first months base rate are payable immediately upon execution of this agreement. Any sales tax is billed on the first invoice to the Customer.

(3) If monthly payment is not paid in full at the time of service, the Customer must pay, and will be assessed a late charge of 5% per month of the part of the payment that is late until full payment is made.

(4) Should the Customer provide to State any check that is returned by the Customer’s bank for any reason, the Customer shall be charged a $45 returned check charge that, along with the balance of the unpaid check, is due and payable immediately. State shall then have the right, at its option, to demand cash payments from the Customer for any and all payments and charges that may become due under this agreement. Failure to pay any and all balances within the guidelines of the default action of this agreement will put the Customer in default or this agreement and State shall have the right to take any and all actions specified in the remedies section of this agreement.

(5) The Customer is responsible for payment of any sales and personal property taxes levied upon the equipment. If State pays these taxes for any reason whatsoever, the Customer shall reimburse State the amount of any such taxes paid. State will charge the Customer Sales Tax unless the Customer files a valid tax exempt certificate with State.

B) Credit Accounts

For qualified customers serviced by State or using other services or products that State performs or offers, State, at its option, may issue credit to those customers for payment terms other than C.O.D. in those cases:

(1) The Customer must submit a completed credit application that must then be verified and approved by State.

(2) Credit worthiness for a comparable dollar amount must be verified with at least three separate and unique trade references.

(3) Credit terms and payment schedules are at the sole discretion of State and, once established, may be adjusted or changed by State at any time with written notice to the Customer.

(4) Should the Customer at any time have a returned check for any reason whatsoever, the Customer shall be denied further credit and any outstanding balances, current or past due, shall be due and payable immediately and the Customer shall be considered C.O.D. from then forward. Reinstatement of credit status shall be the sole option of State.

(5) For Customers eligible for credit, terms are net 14 days. Payment is due in full 14 days from the invoice date.

C) Location

The equipment shall be located on the premises at the address provide in the Rental & Fee Agreement. The equipment shall at all times remain and be the sole and exclusive property of State. The Customer shall have no right of property therein, but only the right to use the equipment subject to the agreement. The equipment shall remain personal property and not become a part of any building, by being placed therein, or by being attached thereto. The Customer shall not remove the equipment from the location specified above without first obtaining State’s approval.

D) Insurance:

During the term of the Rental & Fee Agreement, the Customer shall be responsible for any loss or damage to the equipment. The Customer shall keep the equipment insured for at least full value against loss by fire and the extended coverage perils. Full value means the suggested selling price plus freight less depreciation. Such insurance shall be for the benefit of State and State shall be entitled to all proceeds paid or payable under the insurance as a result of damage to or loss of the equipment. The Customer shall also be solely liable for all claims including but not limited in [ILLEGIBLE] of the Customer. State shall not be liable for consequential or other damages which may result from failure to perform any of its obligations hereunder which results from any cause beyond the reasonable control of State, including but not limited to acts of God or government, material or labor shortages, or transportation delays.

Insurer’s Name:	[ILLEGIBLE] NOT Knowing

Address:

E) Warranties

It is understood between the parties that State is not the manufacturer of the equipment herein rented, nor the agent of the manufacturer of the equipment and that no warranty against patent or latent defects in material, workmanship or capacity is given, nor that the equipment will meet the requirements of any law, rules, specifications or contracts which provide for specific machinery or apparatus or special methods, other than that of original manufacturer of the equipment as set forth in the manufacturer’s catalog and representations wherein such machinery and equipment is listed and described. State does not warrant the equipment herein rented as being fit for a particular purpose other than such as may expressly appear in the Rental & Fee Agreement.

F) Termination:

The Customer agrees upon the termination of this agreement, for any reason, to return the equipment as directed by State in the same condition as when received, except for reasonable wear and tear. Upon termination of this agreement or upon customer default hereunder, State reserves the privilege of entering upon the Customer’s premises for the purpose of removing the equipment. If the Customer denies such access, it shall be responsible for any and all costs, expenses (including reasonable attorneys fees) incurred by State in securing the removal of the equipment.

G) Default

The Customer shall be in default hereunder if the Customer shall fail to pay any rent or other charges due hereunder within fourteen (14) days after the same becomes) due and payable, or if the Customer shall fail to observe or perform any other term or provision hereunder, and such failure shall continue for ten (10) days after notice thereof has been given by State to the Customer. Upon any such default, State shall have the right with no further notice to or action to execute any or all of State’s rights under the remedies section of this agreement.

H) Remedies:

In the event of default by the Customer, or in the event the Customer is party to any bankruptcy proceedings under either state of federal law, or if the Customer makes a general assignment for the benefit of its creditors then this agreement shall terminate at the option of State and State may exercise the right to:

(1) Declare the entire amount of the unpaid rental for the full balance of the term of the agreement due and payable, without further notice, whereupon the same shall become immediately due and payable;

(2) Without demand or legal process and without being guilty of trespass or conversion and without thereby rendering State liable to refund any sums received as a deposit or as prepaid rent and without consulting a termination of the agreement or relieving the Customer of its original obligation, enter into the premises where the equipment may be found and take possession of same and remove same, whereupon all rights of the Customer in such equipment shall terminate absolutely, and

(3) Retain all prior payments of rent and sell the equipment in a commercially reasonable manner. The proceeds of such sale or reletting, less the expenses of retaking, storage, repairing, reselling or reletting and attorney’s fees are to be applied to the payment of the unpaid total rent for the balance term of the lease. The Customer shall remain liable for the balance of the unpaid rent. The Customer shall be liable for all expenses State may incur in connection with enforcement of any of its remedies herein, including without limitation, reasonable attorney’s fees.

(4) In the event the equipment does not come into the possession of State, the amount of damages suffered and the costs expended by State shall be completed as follows:

(a) The amount of any rent due and unpaid at the time of the computation, plus

[ILLEGIBLE]

(c) The residual value (the original retail value of the equipment less one tenth of the original retail value for each year the equipment was in use by the Customer), plus,

(d) Interest at the rate of 10% per annum from the date of computation to the due of payment, or if judgment is entered for such damages, to the date of judgment, plus costs and attorney’s fees expended. All remedies of State hereunder are cumulative and may be enforced in the full extent permitted by law, the exercise of any one remedy shall not be deemed to be an election of such remedy or to

© 2008 State Industrial Products, Corp.	Page 2	80R04

preclude the exercise of any other remedy. No failure on the part of State to exercise, and no delay on the part of State in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by State of any right or remedy hereunder preclude any other or further exercise of any right or remedy.

I) Additional terms:

(1) The Customer shall provide plumbing and electrical hookups and any and all governmental permits necessary for the installation and operation of the equipment. The Customer shall also be responsible for providing all utilities (including without limitation at least 140° (f) hot water and, electricity) necessary to operate the equipment.

(2) The Customer shall execute and deliver to State upon State’s request such instruments and assurances as State deems necessary for the confirmation, preservation or perfection of this agreement and State’s rights hereunder, including, without limitation, UCC financing statements for filing in such jurisdictions as State shall deem appropriate. Further, State may file or record this Rental Agreement or a memorandum or a photocopy hereof (which for purposes hereof shall be as effective as a financing statement) so as to give notice to third parties, and the Customer hereby appoints State as its attorney-in-fact to execute, sign, file and record UCC financing statements in respect of the equipment, and the Customer agrees to pay or reimburse State for any filing, recording or stamp taxes or fees arising from any such filings; Any such filings or recordings shall be for informational purposes only and shall not be deemed evidence of any intent to create a security interest under the uniform commercial code.

(3) State may assign at any time its rights to the equipment and to this agreement, but such assignment shall not relieve the Customer of any of its obligations hereunder. The Customer may nor assign this agreement without State’s written consent.

(4) This agreement shall be binding upon each of the parties hereto and to their representatives, heirs, successors, and assigns.

J) Jurisdiction:

This agreement shall be binding and effective only when executed by State and shall be interpreted and governed by the laws of the State or Ohio. If any provision hereof is deemed invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of State. The Customer hereby consents and submits to the Jurisdiction of the courts of the State of Ohio and the Federal District Court for the Northern District of Ohio for the purpose of any suit, action or other proceeding arising out of the Customer’s obligations hereunder, and the Customer expressly waives any objections the Customer may have us to the venue and jurisdiction of any such courts. The Customer hereby expressly waives trial by jury is any action brought on or in respect of this agreement. The terms in The Rental & Fee Agreement and this attached Exhibit “A” constitute the full agreement between the Customer and State. This agreement shall not be modified except in writing signed by both parties.

Customer Name:	Gator’s

DBA:	Gator’s

By (Signature):

By (Print):	Michele Lincoln

State Division:

By (Signature):

By (Print):	Michele Lincoln

Date:	10-31-11

PERSONAL GUARANTEE

For valuable consideration, the undersigned hereby personally guarantees, absolutely, unconditionally and irrevocably, the payment upon demand of all liabilities and obligations, whether now existing or hereafter arising, of the Customer, it’s successors and assigns, to State, it’s subsidiaries, and their respective successors and assigns, (the indebtedness).

This Guarantee shall be enforceable by State without resort to any demands, possessor remedies or proceedings for collection against the Customer, or any other person or entity. The liability of the undersigned shall not be affected by any extension, compromise, modification, release or discharge of any of the indebtedness, or by any modification of the terms of sale made by the parties thereto, or by the release, substitution or addition of any other guarantor of the indebtedness. Notice of the acceptance of this guarantee, and notice of demand, production, or delivery of material, protest nonperformance and notice of the amount of the indebtedness outstanding at any time, are expressly waived. Nothing in this Guarantee shall diminish or alter the indebtedness, or affect the rights of State against the Customer. The undersigned also agrees that if any case is filed under the bankruptcy code or against the Customer, the undersigned waives any claim he/she has against the Customer, as a result of any claim against the undersigned by State under this Guarantee.

State shall be entitled to recover from the undersigned all costs incurred in connection with the enforcement of this Guarantee, including but not limited to reasonable attorney’s fees. Wherever possible, each provision of this guarantee shall be interpreted in such a manner as to be effective under applicable law, If any provision hereof shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision hereof. In the event that this Guarantee is signed by more than one person or entity, each of the undersigned shall be jointly and severally liable under this Guarantee.

First Guarantor

Signature:

Date:

Printed Name:

S.S. Number:

Home Address:

City:

State:

Zip:

Telephone:

Second Guarantor

Signature:

Date:

Printed Name:

S.S. Number:

Home Address:

City:

State:

Zip:

Telephone:

© 2008 State Industrial Products, Corp.	Page 3	80R04

CREDIT APPLICATION

New Customer

The following information is required to establish credit with State Industrial Products. For prompt approval sign the form and complete all portions before returning it to us in the return envelope provided.

Billing Address:

Business Name:	Gator’s

Address:	12754 Kingfish DR.

City, State, Zip:	Treasure Island FLA 33706

Phone No.	(727) 367-2942	How Long in Business? Years	15	Months

Business Organization (check one):	Partnership Corporation Other

Dun & Bradstreet Number:	Fax Number:	727-363-8302

Business SIC Code:	E-mail Address:	Berta Gator Cafe.com

Sales Tax Exemption #	None	(Attach Copy) Federal Tax ID#

(NOTE: Failure to supply tax exemption number and provide a copy of the certificate will result in assessment of sales tax.)

PURCHASE ORDER # REQUIRED:	YES NO

Parent Company name and address if subsidiary (or if business is DBA):

1st Trade Reference
	name	city	state	phone

2nd Trade Reference
	name	city	state	phone

3rd Trade Reference
	name	city	state	phone

Sold To Address (If different than above):

Business Name:

Address:

City, State, Zip:

Phone No.	( )	Contact Name:

Name of person preparing credit application (Print Name):

I authorize State Industrial Products to use the information above for credit checking purposes.

Signature:	Date:

80N04	© 2008 Copyright State Industrial Products, Corp.	Part #

Equipment Asset Movement
State Cleaning Solutions, 3100 Hamilton Ave, Cleveland OH 44114 866-727-5477 www.statecleaningsolutions.com

Customer Name:	Sid Rice	Contact:
Customer DBA:	Gator.	Telephone:
Address:		FAX:
City, State, Zip:		Customer email:
Customer Number:		Action Date:

Equipment Moved

	Equipment Move From Location	Equipment Moved To Location	SIP Asset Number	Make	Model	Serial Number
Dish Machine			04051	CMA	B-2	133458
Water Softener
Brine Tank
Tables
Dispenser
Dispenser
Dispenser
Dispenser

Acceptance

	Installation or Removal Accepted by Customer	Installation or Removal Verified by State
Accepted by (Signature)
Printed Name
Title
Acceptance Date

© 2008 State Industrial Products, Corp.	80N04

500707008

GENERAL LICENSE AGREEMENT - RESTAURANTS, BARS, NIGHTCLUBS, AND SIMILAR

ESTABLISHMENTS

Agreement between American Society of Composers, Authors and Publishers (“ASCAP”), located at 2675 Paces Ferry Road, SE, Suite 350, Atlanta, GA 30339 and

LICENSEE Legal Name: Gators on the Pass Inc.	ILLEGIBLE JUN 21 AM 10: 06

LICENSEE Business Name: Gators Cafe

Address: 12754 Kingfish Dr Treasure Island FL 33706-5022.

Tel: (727) 367-8951		Fax:	Email:
(Check one)	☐ Individual Owner	☑ Corporation	☐ Partnership	☐ LLC	☐ Other

as follows:

1.	Grant; Term of License

(a) ASCAP grants, and LICENSEE accepts, for a term of one (1) year, commencing March 15, 2010 and continuing thereafter for additional terms of one (1) year each unless terminated by either party as hereinafter provided, a license to perform publicly at the premises located at (check one)

☑ same legal address as above ☑ same mailing address as above

☐ (other address; please complete)

(the “Premises”), and not elsewhere, non-dramatic renditions of the separate musical compositions now or hereafter during the term hereof in the ASCAP Repertory (see definitions below).

(b) This Agreement shall operate to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns. Any assignment of this Agreement shall require ASCAP’s prior written approval. No assignment shall relieve the parties hereto of their respective obligations hereunder as to performances rendered, acts done and obligations incurred prior to the effective date of the assignment provided, however, that assignee may accept the obligations of assignor upon written notice to ASCAP.

(c) Either party may, on or before thirty (30) days prior to the end of the initial term or any renewal term, give notice of termination to the other. If such notice is given, the Agreement shall terminate on the last day of such initial or renewal term.

(d) Upon a change in the Premises address, LICENSEE shall notify ASCAP immediately of such new address, which shall be incorporated herein.

2.	Limitations on License

(a) This license does not authorize the broadcasting, telecasting or transmission by wire or otherwise, of renditions of musical compositions in the ASCAP Repertory to persons outside of the Premises, other than by means of a music-on-hold telephone system operated by LICENSEE at the Premises.

(b) This license does not authorize live concert performances at the Premises when tickets for such live concert performances can be purchased from or through Outside Ticket Services (see definitions below).

(c) This license is limited to non-dramatic performances, and does not authorize any dramatic performances. For purposes of this Agreement a dramatic performance shall include, but not be limited to, the following: (i) performance of a Dramatico-Musical Work (see definitions below) in its entirety: (ii) performance of one or more musical compositions from a Dramatico-Musical Work accompanied by dialogue, pantomime, dance, stage action, or visual representation of the work from which the music is taken: (iii) performance of one or more musical compositions as part of a story or plot whether accompanied or unaccompanied by dialogue, pantomime, dance, stage action, or visual representation; or (iv) performance of a concert version of a Dramatico-Musical Work.

3.	License Fees and Payments

(a) In consideration of the license granted herein, LICENSEE agrees to pay ASCAP the applicable license fee set forth in the Rate Schedule and Statement of Operating Policy annexed hereto and made a part hereof. LICENSEE represents and warrants that the Statement of Operating Policy is true and correct as of the date hereof.

(b) License fees due under this Agreement shall be paid pursuant to either subparagraph 3(b)(i) or 3(b)(ii).

(i)	Full Payment. LICENSEE shall pay the annual license fee for the initial license term upon execution of this Agreement and for subsequent license terms no later than thirty (30) days after the anniversary date of this Agreement.

(ii)

Installment Payments. LICENSEE shall pay the annual license fee in quarterly installments of one-quarter ( 1/4) the annual license fee upon execution of this Agreement and thereafter no later than thirty (30) days after the close of each quarterly period. Notwithstanding the above, if any license fees from any year remain due and owing for a period of more than ninety (90) days, any unpaid portion of LICENSEE’S license fees for such year(s) will be immediately due and payable.

(c) If LICENSEE pays the annual license fee in full in accordance with subparagraph 3(b)(i), LICENSEE shall be entitled to a discount to the applicable license fee for such year as set forth on the Rate Schedule, provided that no license fees remain due and owing under this or any other prior ASCAP license. LICENSEE will not be eligible for any discount if LICENSEE pays its license fee in installments or pays fees for seasonal or occasional performances.

(d) LICENSEE agrees to pay ASCAP any applicable charge levied by banks or other financial institutions for each unpaid check, draft or other form of monetary instrument submitted by LICENSEE to ASCAP, but in no event less than $35.

(e) In the event LICENSEE shall be delinquent in payment of license fees due hereunder by thirty (30) days or more, LICENSEE agrees to pay a finance charge on the license fees due of 1 1/2% per month, or the maximum rate permitted by the law of the state in which the Premises licensed hereunder are located, whichever is less, from the date such license fees became due.

(f) Governmental Entities (see definitions below) may impose special taxes or levies on ASCAP related to the licensing of public performances. Accordingly, in the event that LICENSEE’S payment of fees under this Agreement causes ASCAP to incur a liability to pay a gross receipts, sales, use. business use, or other tax which is based on the amount of ASCAP’s receipts from LICENSEE, the number of licensees of ASCAP, or any similar measure of ASCAP’s activities, then LICENSEE agrees to pay to ASCAP the full amount of such tax. provided that (i) ASCAP has taken reasonable steps to be exempted or excused from paying such tax; and (ii) ASCAP is permitted by law to pass through such tax to its licensees.

1

GENERAL LICENSE AGREEMENT – RESTAURANTS, BARS, NIGHTCLUBS, AND SIMILAR ESTABLISHMENTS

4.	Changes in LICENSEE’S Operating Policy

(a) LICENSEE agrees to give ASCAP notice of any change in LICENSEE’S Operating Policy (see definitions below) and shall, at such time, furnish to ASCAP a current Rate Schedule and Statement of Operating Policy and shall certify that it is true and correct. For purposes of this Agreement a change in LICENSEE’S Operating Policy shall be one in effect for at least thirty (30) days.

(b) Upon any change in LICENSEE’S Operating Policy resulting in an increase in the applicable license fee, LICENSEE agrees to pay ASCAP the increased license fee, effective as of the initial date of such change, whether or not written notice of such change has been given pursuant to subparagraph 4(a) hereof.

(c) Upon any change in LICENSEE’S Operating Policy resulting in a reduction in the applicable license fee. LICENSEE shall be entitled to the reduction, effective as of the initial date of such change, and to a pro rata credit for any unearned license fees paid in advance, provided LICENSEE has given ASCAP written notice of such change. If LICENSEE fails to give ASCAP such written notice within thirty (30) days of such change, any reduction and credit shall be effective thirty (30) days after LICENSEE gives ASCAP written notice of the change. ASCAP reserves the right to verify the basis for any reduction and/or credit and may reject or reverse any such reduction and/or credit if no basis for such reduction and/or credit exists.

(d) If LICENSEE discontinues the performance of music at the Premises, LICENSEE or ASCAP may terminate this Agreement upon thirty (30) days notice, the termination to be effective at the end of the thirty (30) day period. In the event of such termination, ASCAP shall refund to LICENSEE a pro rata share of any unearned license fees paid in advance. For purposes of this Agreement a discontinuance of music shall be one in effect for at least thirty (30) days.

5.	Breach or Default

Upon any breach or default by LICENSEE of any term or condition herein contained, ASCAP may terminate this license by giving LICENSEE thirty (30) days notice to cure the breach or default and in the event that it has not been cured within the thirty (30) day period, this license shall terminate on the expiration of that period without further notice from ASCAP to LICENSEE.

6.	Interference in ASCAP’s Operations

Governmental Entities from time to time may enact laws that create obstacles to ASCAP’s licensing of public performances. Accordingly, in the event of either (a) any major interference with the operations of ASCAP in the Governmental Entity in which LICENSEE is located, by reason of any law of such Governmental Entity: or (b) any substantial increase in the cost to ASCAP of operating in such Governmental Entity, by reason of any law of such Governmental Entity, which is applicable to the licensing of performing rights, ASCAP shall have the right to terminate this Agreement immediately and shall refund to LICENSEE any unearned license fees paid in advance.

7.	Notices

Notices of termination under this Agreement shall be given only if mailed to the other party by registered or certified U.S. Mail or sent by generally recognized same-day or overnight delivery service. Unless stated otherwise, all other notices required or permitted to be given by either party to the other hereunder shall, in addition to the methods set forth above, also be given if sent by first class U.S. Mail, facsimile or electronic mail (e-mail) transmission. Notices to ASCAP shall be sent to the attention of VP of General Licensing as follows: (a) if by U.S. Mail, to the ASCAP address set out above; (b) if by facsimile, to 678-239-3555; and (c) if by electronic mail, to glcs@ascap.com. Notices to LICENSEE shall be sent to the mailing address, facsimile number or electronic mail address set out above. Each party agrees to inform the other of any change of address and/or contact information.

8.	Definitions.

(a) “ASCAP Repertory” shall mean musical works for which ASCAP has the right to license public performances now or hereafter during the term of this Agreement All compositions written and copyrighted by ASCAP members and in the repertory on the date this Agreement is executed are included for the full term of this Agreement Compositions written or copyrighted by ASCAP members during the license term are included for the full balance of the term.

(b) “Dramatico-Musical Work” shall mean a work such as, but not limited to, a musical comedy, opera, play with music, revue, or ballet.

(c) “Governmental Entities” shall mean states, territories, dependencies, possessions or political subdivisions.

(d) “Operating Policy” shall mean all of the factors that determine the total license fee applicable to the Premises under the Rate Schedule.

(e) “Outside Ticket Services” shall mean third-party services distributing tickets to the public for events at the Premises, such as, but not limited to, Ticketmaster, Ticketweb and Ticketron.

IN WITNESS WHEREOF, this Agreement has been duly executed by ASCAP and LICENSEE, this     day of             , 20    .

AMERICAN SOCIETY OF COMPOSERS, AUTHORS AND PUBLISHERS		FEB 01 2010	LICENSEE Gators on the Pass Inc.

By:			By:

NAME:	Meloma Alexander		NAME:	L.J. Stadelman

TITLE:	License admin		TITLE:	Office Mgr.

(For ‘Title’, fill in capacity in which signed: (a) If corporation, state corporate office held; (b) if partnership, write word “partner”; (c) If individual owner, write “individual owner.

2

EXHIBIT F

CONSULTING AGREEMENT

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”), made and entered into effective as of March     , 2012 (the “Effective Date”), is by and between Cypress Property Management Services, Inc., a Florida corporation the address of which is 5300 West Cypress Street, Suite 100, Tampa, Florid 33607 (the “Company”), and Sidney A. Rice, whose address is 47 Dolphin Drive, Treasure Island, Florida 33706 (the “Consultant”).

TERMS OF AGREEMENT

The Company and the Consultant agree to the following terms:

1. Consulting Engagement. The Company hereby engages the Consultant to provide as reasonably requested by the Company business, operations, marketing, advertising, promotion, event management and strategic services in connection with “Gator’s Cafe and Saloon” (the “Restaurant”) and properties adjacent to the Restaurant. In rendering his services, the Consultant will be reasonably available in person during regular Restaurant business hours at least five days per week. Upon request by the Company, services to be provided by the Consultant may include the following:

Coordinating and assisting in contacts with vendors and contractors.

Planning, staging, hosting and assisting in oversight of fishing tournaments,

football-related promotions and other special events;

Participation and performance in radio and television advertisements;

Acting as spokesperson;

Guest participation on radio shows and appearances on television shows;

Overseeing marina operations, including fuel dock operation;

Collection of boat slip rentals

Coordinating cruise ship operation

Coordinating contacts with the City of Treasure Island

2. Term. The Consultant’s initial term of engagement will commence on the Effective Date and continue for one year. Thereafter the initial term and each renewal term will automatically renew for an additional year term unless either party delivers notice of non-renewal to the other party 30 days in advance of the expiration of the initial or renewal term as applicable. Either party may terminate the engagement anytime.

3. Compensation. As full compensation for the consulting services, the Company will pay the Consultant $100,000 annually in equal twice monthly installments of $4,166.67. Upon execution of this Agreement the Consultant will complete, sign and deliver to the Company an Internal Revenue Service form W-9. During the initial term the Consultant will be entitled to the foregoing annual compensation notwithstanding the termination of the engagement. The Company will pay for or reimburse the Consultant for any travel and lodging beyond Pinellas County, Florida, with mileage reimbursed at rates approved by the U.S. Internal Revenue Service.

TAMP_654552.1

4. Confidentiality. The Consultant will maintain the confidentiality of all non-public information disclosed to him by the Company. This obligation will survive the expiration or termination of this Agreement and continue without limitation.

5. Independent Contractor. At all times during the Consultant’s engagement, the Consultant will act as an independent contractor. The Consultant will not be considered an employee of the Company for any purpose and will not be entitled to any of the benefits that the Company may provide for his employees. Moreover, it is expressly agreed by the parties that no agency relationship is, or will be deemed to have been, created by this Agreement, and no party will by reason of this Agreement have the power or authority to bind any other party contractually or otherwise. The Consultant will be solely responsible for the payment and reporting of any and all federal and state taxes and withholdings due on amounts paid hereunder, and Company will not withhold any amounts for federal, state or local income taxes or taxes, assessments or withholding liabilities, and the Consultant will indemnify and hold Company harmless from and against any costs, damages or liabilities relating to any such taxes, assessments or withholdings. In addition to the foregoing, nothing set forth in this Agreement will be construed as creating a partnership or joint venture between the Consultant and the Company.

6. Notices. Any notices or deliveries permitted or required by this Agreement will be deemed given (i) when delivered by messenger, (ii) when deposited for overnight delivery with Federal Express, United Parcel Service, Airborne Express or similar nationally recognized overnight delivery service that obtains a confirmation of delivery, (iii) when mailed via certified or registered U.S. mail, return receipt requested, or (iv) when sent by prepaid telegram; provided the notice is delivered, deposited for delivery, mailed or sent to the party’s address as first set forth above.

9. Miscellaneous. No provision of this Agreement may be modified or waived unless such waiver or modification is agreed to in writing signed by both of the parties hereto. No waiver by any party hereto of any breach by any other party hereto shall be deemed a waiver of any similar or dissimilar term or condition at the same or at any prior or subsequent time. This Agreement is the entire agreement between the parties hereto with respect to the Consultant’s engagement by the Company, and there are no agreements or representations, oral or otherwise, expressed or implied, with respect to or related to the engagement of the Consultant which are not set forth in this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the Company, its respective successors and assigns, and the Consultant and Consultant’s heirs, executors, administrators and legal representatives. The duties and covenants of the Consultant under this Agreement, being personal, may not be delegated or assigned by the Consultant without the prior written consent of the Company, and any attempted delegation or assignment without such prior written consent shall be null and void and without legal effect. The parties agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, the Agreement shall be construed with the invalid or inoperative provision deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

10. Governing Law; Resolution of Disputes. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Florida without regard to principles of choice of law or conflicts of law thereunder. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of Florida, County of Pinellas, or, if it has or can acquire jurisdiction, in the United States District Court located in Hillsborough County, Florida, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world. THE PARTIES HEREBY WAIVE A JURY TRIAL IN ANY LITIGATION ARISING UNDER OR RELATING TO THIS AGREEMENT.

11. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be effective upon the execution and delivery by any party hereto of facsimile copies of signature pages hereto duly executed by such party; provided, however, that any party delivering a facsimile signature page covenants and agrees to deliver promptly after the date hereof two (2) original copies to the other party hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Cypress Property Management Services, Inc.

By:
Jay Madhu, President

CONSULTANT

Sidney A. Rice

EXHIBIT G

JOHN’S PASS MARINA INVENTORY

Exhibit G

John’s Pass Marina, Inc.

Bobcat Model # 743B Serial # 509322903 No Title

Taylor Forklift Model # TM 120 Serial # 26924 No Title

1996 ford Pickup Truck I.D. # 1FTJW36F2TEA30334 Diesel Owned by Hondur, Inc. to be transferred at closing $1,000.00 value See attached Title

Gem Car Low Speed Vehicle I.D. # 5ASAK2745YF010899 Battery operated owned by Hondur Inc. to be transferred at closing $500.00 value. See attached Title

1 four seat EZ-Go golf cart no title

1 Six seat EZ-Go Golf cart

1 utility trailer homemade Florida Registration VIN # SST00023191PV1000 See attached expired registration No Title owned by Sid Rice and transferred at closing

1 Utility trailer homemade Florida Registration VIN # FLT10387JJ. See attached expired registration. No Title owned by Sid Rice and transferred at closing

Propane Forklift Model # SFG15 Serial # 40467 10,000 gallon diesel and gasoline tank and 2 dockside fuel pumps

All furniture and fixtures excluding items of personal nature located inside warehouse which final determination will be made by buyer and seller prior to closing.